As filed with the Securities and Exchange Commission on August 23, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

The Masters’ Select Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1. Report to Stockholders.

The Masters’ Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

June 30, 2007

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	First, only stock pickers we believe to be exceptionally skilled are chosen to manage each fund’s sub-portfolios.

2.
Second, and of equal importance, each stock picker runs a very focused sub-portfolio of not more than 15 of his or her favorite stocks within each Masters’ Select Fund; the exception being the Masters’ Select Focused Opportunities Fund, in which each manager selects no more than 7 of their highest conviction ideas. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3.
Third, even though each manager’s portfolio is focused, we seek ways to diversify each of our funds. With the Equity, International and Focused Opportunities funds, we have done this by including managers with differing investment styles and market-cap orientations (the Focused Opportunities Fund is classified as non-diversified so that it may invest in a smaller range (15-21) of securities). With the Value Fund, we have selected managers who each take a distinctive approach to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of smaller companies.

4.
Finally, we believe that excessive asset growth can result in diminished performance. We have committed to closing each Masters’ Select Fund to new shareholders at levels that we believe will preserve the managers’ ability to effectively implement the “select” concept.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Funds’ Performance	5
Long-Term Performance Metrics	6
Peer Group Rankings	8
Masters’ Select Equity Fund
Equity Fund Review	10
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	17
Masters’ Select International Fund
International Fund Review	19
International Fund Managers	22
International Fund Stock Highlights	23
International Fund Schedule of Investments	25
Masters’ Select Value Fund
Value Fund Review	27
Value Fund Managers	30
Value Fund Stock Highlights	31
Value Fund Schedule of Investments	33
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	34
Smaller Companies Fund Managers	37
Smaller Companies Fund Stock Highlights	38
Smaller Companies Fund Schedule of Investments	41
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	43
Focused Opportunities Fund Managers	46
Focused Opportunities Fund Stock Highlights	47
Focused Opportunities Fund Schedule of Investments	48
Expense Examples	49
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets
Equity Fund	52
International Fund	52
Value Fund	53
Smaller Companies Fund	53
Focused Opportunities Fund	54
Financial Highlights
Equity Fund	55
International Fund	56
Value Fund	57
Smaller Companies Fund	58
Focused Opportunities Fund	59
Notes to Financial Statements	60
Other Information	67
Index Definitions	68
Industry Terms and Definitions	69

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
New investments in each Fund are expected to be limited when that Fund reaches certain asset levels. By limiting Fund size in this manner, we believe each manager's Masters' Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels as mentioned above), and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

2 The Masters’ Select Funds Trust

Dear Fellow Shareholder,

The first half of 2007 again demonstrated Masters’ Select funds’ tendency to exhibit high “tracking error” relative to their benchmarks. In this case the tracking error was very positive as all five of the Masters’ Select funds beat their benchmarks and also delivered strong absolute returns:

The Masters’ Select Funds
Six Month Cumulative Return
Period Ended June 30, 2007

Fund	Fund Return	Primary Benchmark Return[1]
Masters’ Select Equity Fund	9.75%	7.11%
Masters’ Select International Fund	14.83%	12.55%
Masters’ Select Value Fund	8.81%	6.01%
Masters’ Select Smaller Companies Fund	13.12%	6.45%
Masters’ Select Focused Opportunities Fund	8.26%	6.95%

“Our time horizon is the next 5-10 years, not the next 10 days..... We fully expect to look stupid in the short run.”

Mason Hawkins

“Tracking error,” a term that describes the differential between a portfolio return and its relevant index benchmark (either on the positive side or the negative side), is a topic we’ve often written about. It’s germane to the Masters’ Select funds because they have often exhibited high tracking error. For some shareholders, high tracking error makes it tough to stick with a fund. When a fund underperforms, shareholders’ faith that out-performance will follow is tested. And this raises a question: why invest in funds that are prone to high tracking error? The reason we’ve always had a strong preference for managers whose returns differ widely from their benchmarks is straightforward. Our objective in evaluating any stock picker is to determine whether we believe he or she is likely to deliver superior performance relative to an index benchmark. Without confidence in the ability to add value over the benchmark, owning the benchmark via an index fund becomes the better alternative. But in order to beat a benchmark, a portfolio has to own different stocks or the same stocks in much different proportions than the benchmark. The greater the differences in the holdings the more potential there is for positive or negative tracking error. So we believe that most great stock pickers share a strong inclination to build portfolios that look very different from their benchmarks. Most of them pay little attention to the benchmark’s weightings in the first place. The implication is that they are also willing to occasionally look “stupid” in the short run in exchange for potentially higher long-term returns.

When seeking out stock pickers who are willing to march to the beat of a different drummer, the obvious key is that they must be skilled investors. Over two decades of experience has taught us that even skilled stock pickers make mistakes, get blindsided and can find their investment approach out of sync with the markets. In these instances tracking error can be negative, meaning their portfolios will lag their benchmarks. As we wrote in the 2006 Third Quarter Shareholder Letter, we studied top-performing funds and found that even the funds with the highest long-term returns are prone to having extended interim periods when they significantly underperform their benchmarks.

For the Masters’ Select funds, there are a number of instances where being out of sync with the market on specific stock picks hurt performance over the short run, but more than compensated by eventually delivering positive tracking error that helped performance over the long run. Here are two examples:

Hilton Hotels was first purchased by Mason Hawkins in September 1999 at a price of $10.99 per share. The stock price dropped to a low of $6.11 (over a 40% decline) in March of 2000. Eventually Hawkins sold it at prices as high as $21.22 and at an average price of $16.75. The return on his initial purchase compared to the average sales price was 52.4% without taking into account dividends. From the time of the first purchase to the last sale the Russell 3000 Value returned 32.1%. Hilton is an example of how patience combined with a willingness to “look stupid in the short run” can contribute to great returns for shareholders.

Amazon.com was initially purchased by Bill Miller in November of 2004 at $39.46. The stock declined all the way to $26.07 (over a 30% decline) in August of 2006. Miller continued to buy shares as the stock declined. Miller still owns the bulk of the position and as of 6/30/07, the stock was at $68.41. He also sold some shares as part of a tax swap and later to meet shareholder redemptions. Over the same period the S&P 500 returned 34.33%.1

The primary benchmarks for the Masters Select Funds are: Equity - Russell 3000, International-S&P Citigroup PMI, Value - Russell 3000 Value, Smaller Companies - Russell 2000, Focused Opportunities - S&P 500.

1
As of June 30, 2007, Amazon.com represented 4.63% of Masters’ Select Equity Fund and 3.27% of Masters’ Select Value Fund. The closing price on the NYSE for Amazon.com on June 29, 2007 was $68.41. None of the Masters’ Select Funds held Hilton Hotels as of June 30, 2007.

Shareholder Letter 3

With over ten years of operating history, Masters’ Select now has enough data to allow us to make some interesting observations about tracking error. The three older funds have each outperformed their benchmarks since their inception (Equity over 10½ years, International over 9 years and 7 months, and Value over 7 years). We believe this is an impressive accomplishment. However, consider some of what happened along the way:

•	Across the Masters’ Select fund family there are 28 calendar years of performance to study.

>	In 12 of those periods, 42% of the time, the Masters’ Select fund family out- or underperformed its benchmarks by at least five percentage points (500 basis points).

>	In 20 of the calendar years, 71% of the time, the Masters’ Select fund family had at least two percentage points (200 basis points) of positive or negative tracking error.

•
In the case of Masters’ Select Equity the biggest year of underperformance was followed by the three biggest outperformance years. Investors who sold after the year with the worst negative tracking error would have missed an extended run of the fund’s best performance. Similarly, International’s worst two years were followed by years with strongly positive tracking error. Value and Smaller Companies are both coming off of years with their most negative tracking error to date. As shown in the table above, both are having strong relative and absolute return years so far in 2007.

•
Each of the three older funds has had at least one instance of two consecutive years of negative tracking error. But each also had at least one instance of three consecutive years of positive tracking error. (Equity had six consecutive years and International had four.)

Clearly there has been plenty of tracking error over the years but the periods of positive tracking error more than compensated for the periods of negative tracking error. This is how the three oldest funds built records that have beaten their benchmarks over the long run. As Masters’ Select shareholders and potential shareholders, we believe it is extremely important for you to understand the potential for tracking error so that you don’t fall into the pattern of buying after good performance runs and selling after bad performance runs. If the funds are able to deliver benchmark beating long-term performance, as we believe they can, shareholders who benefit are likely to have a long-term orientation and be able to ride through the inevitable shorter-term ups and downs.

In Closing

Litman/Gregory employees and the Masters’ Select trustees continue to hold substantial investment in the Masters’ Select funds. As of June 30th the combined investment was $18.5 million.

We thank you for your continued confidence in Masters’ Select and, as always, we are committed to doing all we can to maximize the long-term potential of each of the Masters’ Select funds.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

4 The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

		Average Annual Total Returns
Performance as of June 30, 2007	Year to Date Return	One Year	Three-Year	Five-Year	Ten-Year	Since Inception
Masters Select Equity Fund 12/31/96	9.75%	20.08%	10.33%	11.67%	9.58%	10.60%
Custom Equity Index	7.27%	20.46%	13.17%	12.16%	7.79%	9.08%
Russell 3000 Index	7.11%	20.07%	12.44%	11.53%	7.62%	8.92%
Lipper Multi Cap Core Fund Index	8.86%	20.75%	13.25%	12.17%	7.72%	8.80%
Gross Expense Ratio	1.19%
Masters Select International Fund 12/1/1997	14.83%	31.56%	26.16%	18.28%	n/a	14.29%
S&P Citigroup PMI Global (ex US) Index	12.55%	29.43%	24.92%	19.75%	n/a	10.37%
Lipper International Fund Index	11.47%	28.40%	22.84%	17.55%	n/a	9.70%
Gross Expense Ratio	1.21%
Net Expense Ratio as of 6/30/07 (see page 56)	1.04%
Masters’ Select Value Fund 6/30/2000	8.81%	24.34%	13.11%	13.43%	n/a	10.22%
Russell 3000 Value Index	6.01%	21.33%	15.85%	13.41%	n/a	9.86%
Lipper Multi-Cap Value Index	7.03%	20.18%	13.54%	12.81%	n/a	9.39%
Gross Expense Ratio	1.24%
Net Expense Ratio as of 6/30/07 (see page 57)	1.20%
Masters’ Select Smaller Companies Fund 6/30/2003	13.12%	19.33%	11.79%	n/a	n/a	17.15%
Russell 2000 Index	6.45%	16.43%	13.45%	n/a	n/a	18.13%
Lipper Small Cap Core Index	9.54%	17.17%	13.74%	n/a	n/a	18.23%
Gross Expense Ratio	1.32%
Net Expense Ratio as of 6/30/07 (see page 58)	1.31%
Masters’ Select Focused Opportunities Fund 6/30/2006	8.26%	19.30%	n/a	n/a	n/a	19.30%
S&P 500 Index	6.95%	20.58%	n/a	n/a	n/a	20.58%
Gross Expense Ratio	1.63%
Net Expense Ratio as of 6/30/07 (see page 59)	1.29%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 68 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross expense ratios are per the Prospectus dated April 30, 2007. Through December 31, 2007, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund and 1.08% of the average daily net assets of the Value Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through 12/31/07, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the sub-advisory fee schedules or allocations within the Equity Fund and Smaller Companies Fund. Through December 31, 2007, the Advisor has agreed to reimburse the Focused Opportunities Fund for any ordinary operating expenses above 1.50% of the Fund’s average daily net assets. The Advisor reserves the right to be repaid by the Fund within three fiscal years, provided the Fund remains within the applicable expense limitation for the relevant fiscal year. The Advisor may not request or receive reimbursement of such amounts before payment of the Fund’s operating expenses for the current fiscal year.

Funds’ Performance 5

Masters’ Select Long-Term Performance Metrics

As we always point out, long-term performance is what we care about, and over long periods of time the Masters’ Select fund family is, we believe, building an encouraging record. There are three metrics we track and present in these reports that serve as a helpful report card on the Masters’ Select long-term performance and ultimately, the success of the Masters’ Select concept. These metrics are updated below:

1st Metric: Each Fund’s Overall Fund Performance Since Inception

The two oldest Masters’ Select Funds have out-returned their passive benchmarks by a clear margin since their inception. Masters’ Select Value, the third oldest Masters’ Select Fund has also outperformed its benchmark but by a smaller margin. Masters’ Select Smaller Companies, which is four years old, thus far trails its benchmark. As is well documented by others, we believe that beating a benchmark over the long-term is a demanding standard. At one year old, Masters’ Select Focused Opportunities is not yet old enough to measure long-term performance and therefore is not included in the chart below.

MASTERS’ SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
Fund	Length of Operation as of 6/30/07	Index Benchmark	Average Annual Out-performance Over Benchmark
Masters’ Select Equity	10 years and 6 months	Russell 3000	1.67% (167 basis points)
Masters’ Select International	9 years and 7 months	S&P CGI PMI Global ex. US Index	3.92% (392 basis points)
Masters’ Select Value	7 years	Russell 3000 Value	0.36% (36 basis points)
Masters’ Select Smaller Companies	4 years	Russell 2000	-0.97% (-97 basis points)

2nd Metric: Frequency of Long-Term Out-Performance

Because beating a passive index over the long run is a rare feat for active managers there are many investment professionals and academics who believe active management is folly, especially given the alternative of low cost index funds. Given the difficulty in beating a passive benchmark, investors considering an actively managed fund should have some reason to believe it is likely to do better. Though past performance is no guarantee of future performance, an interesting performance measure is the percentage of times that each fund beat its benchmark over longer time periods. The table below shows the aggregate performance of the Masters’ Select Funds over rolling three-year and five-year time periods. Generally we believe five years is a better time frame to measure—especially for funds focused on long-term returns. While we would like each Masters’ Select Fund to outperform its index benchmark in every three-year period, this is an unrealistic standard given each fund’s extreme lack of benchmark sensitivity, and since one bad year can have a huge impact on any three-year period. What we do seek is for the Masters’ Select Funds to outperform their benchmarks in the majority of the intermediate time period of three years, and a higher percentage of the time over five-year periods. See the report on each fund for more detail.

MASTERS’ SELECT FUNDS: PERFORMANCE VERSUS BENCHMARKS OVER INTERMEDIATE-TERM (THREE YEARS) AND LONG-TERM (FIVE YEARS) PERIODS*
	Three Years	Five Years
Percentage of Times Masters’ Select Outperformed	54%	73%
Total Number of Rolling Return Periods**	233	148

*
Masters’ Select Equity is benchmarked against the Russell 3000 Index. Masters’ Select International is benchmarked against the S&P Citigroup PMI Global (ex-US) Index. Masters’ Select Value is benchmarked against the Russell 3000 Value Index. Masters’ Select Smaller Companies is benchmarked against the Russell 2000 Index.

**
The first rolling three-year period is reached 36 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 60-month period.

We believe the strong out-performance across five-year time periods in particular suggests that Masters’ Select has performed well for reasons that are unlikely to be due to mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund’s success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the out-performance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters’ Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems compelling. Of the 21 sub-advisors who have run a Masters’ Select portfolio for at least three years (including those no longer part of Masters’ Select) 15 outperformed his or her benchmark after taking into account all fees for their full tenure with the funds. (There is more detail on this metric in the sections on each individual fund.) This includes four managers who are no longer part of Masters’ and four others who are included twice because they are part of two Masters’ Select Funds. The odds of this out-performance happening by chance would seem to be quite low.

6 The Masters’ Select Funds Trust

We continue to believe that together, the above metrics offer strong evidence that the Masters’ Select concept is being well executed.

Performance quoted represents past performance and does not guarantee future results. Please refer to page 5 to view the performance of the funds and their respective benchmarks

See page 68 for index definitions

Indices are unmanaged and do not incur fees, expenses or taxes.

Performance Metrics 7

Masters’ Select Peer Group Rankings

MASTERS’ SELECT EQUITY FUND LIPPER MULTI-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Trailing Periods as of 6/30/07
	One Year	Three Years	Five Years	Ten Years	Since Inception (12/31/1996)
% Rank in Category	40.1%	76.0%	36.3%	32.1%	34.1%
Funds in Category	851	646	466	190	176

As of December 31, 2006, Lipper has recategorized Masters’ Select Equity Fund as a Multi-Cap Growth Fund. For consistency of presentation, we have included the Fund’s ranking within the Multi-Cap Core category, which we believe more accurately reflects the Funds’ investment objectives and peer group.

MORNINGSTAR LARGE BLEND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	One Year	Three Years	Five Years	Ten Years
% Rank in Category	38%	74%	21%	10%
Funds in Category	2035	1598	1237	527

MASTERS’ SELECT INTERNATIONAL FUND LIPPER INTERNATIONAL FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Trailing Periods as of 6/30/07
	One Year	Three Years	Five Years	Since Inception (12/1/1997)
% Rank in Category	11.6%	8.2%	24.4%	4.5%
Funds in Category	1024	802	656	288

MORNINGSTAR FOREIGN LARGE BLEND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	One Year	Three Years	Five Years
% Rank in Category	9%	6%	15%
Funds in Category	707	547	446

MASTERS’ SELECT VALUE FUND LIPPER MULTI-CAP VALUE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Trailing Periods as of 6/30/07
	One Year	Three Years	Five Years	Since Inception (6/30/2000)
% Rank in Category	13.2%	62.5%	24.4%	41.1%
Funds in Category	425	325	246	151

As of September 30, 2004, Lipper has recategorized Masters’ Select Value Fund as a Multi-Cap Core Fund. For consistency of presentation, we have included the Fund’s ranking within the Multi-Cap Value category, which we believe more accurately reflects the Fund’s investment objectives and peer group.

MORNINGSTAR LARGE BLEND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	One Year	Three Years	Five Years
% Rank in Category	6%	23%	7%
Funds in Category	2035	1598	1237

Past performance is no guarantee of future results.

8 The Masters’ Select Funds Trust

MASTERS’ SELECT SMALLER COMPANIES FUND LIPPER SMALL-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Trailing Periods as of 6/30/07
	One Year	Three Years	Since Inception (6/30/2003)
% Rank in Category	21.4%	81.2%	66.1%
Funds in Category	733	565	498

MORNINGSTAR SMALL GROWTH CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	One Year	Three Years
% Rank in Category	29%	53%
Funds in Category	791	645

Past performance is no guarantee of future results.

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Peer Group Ranking 9

Masters’ Select Equity Fund Review

The first half of 2007 was characterized by rising interest rates, defaults in the sub-prime mortgage market, continued weakness in the housing market and general confusion on the part of investors as to the direction of the economy (inflation or slowdown?). As investors fretted, the stock market got off to a rocky start on the year and most broad-based domestic stock market indexes were in the red late in the first quarter. But by end of the first half, buoyed by private equity buyouts and a growing belief in the possibility of a “not too hot, not too cold” goldilocks economy, broad-based stock market indexes had posted impressive gains. Masters’ Select Equity returned 9.75% YTD as of 6/30/07, soundly beating its benchmarks.

After experiencing a period during 2005 and part of 2006 when Masters’ Select Equity lagged its benchmarks, the fund has experienced a strong rebound that began last August. It is not the first time that the fund experienced a strong rebound after a period of underperformance.

Returns from 8/1/2006 through 6/30/2007

Past performance is no guarantee of future results. Please refer to page 5 for standardized performance and the risks associated with investing in the Masters’ Select Equity Fund.

The first half performance allowed Masters’ Select Equity to build on its long-term record relative to its benchmarks. As always, the fund is focused on long-term, multi-year performance objectives while putting minimal emphasis on the short-term.

Performance as of 06/30/07 (Average Annual Returns)

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2007. The highlights follow.

Performance of managers: In the first half of the year, five of the six Masters’ Select Equity stock pickers outperformed their respective benchmarks, while the sixth manager trailed his benchmark. It is typical for some, but not all, of the fund’s stock pickers to beat their benchmarks in any specific shorter-term period. But over the long run we seek to have each sub-advisor beat their benchmarks. To date, four of the current Masters’ Select Equity sub-advisors have achieved that goal by a significant margin since inception after taking into account all allocated expenses. Of the other two managers, one is close to even with their benchmark and the other trails their benchmark.

In the first half, the individual sub-advisor returns ranged from 5.4% to 13.1%, compared to the Russell 3000 Index’s 7.1%return.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through June 30, 2007*
Masters’ Select Equity	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	11.85%
Manager 2	6.15%
Manager 3	3.60%
Manager 4	2.57%
Manager 5	-0.54%
Manager 6	-3.04%

*
This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. It also does not include Sig Segalas who for his almost seven-year tenure outperformed his benchmark. Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Blum/Burlingame	10/29/03	Russell 1000 Growth
Bill D’Alonzo	12/31/96	Russell 2500 Growth
Davis/Feinberg	12/31/96	S&P 500
Mason Hawkins	12/31/96	Russell 3000 Value
Bill Miller	03/24/00	S&P 500
Dick Weiss	12/31/96	Russell 2000

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis, the fund’s overall sector exposures had a minimal net impact on first-half performance relative to the Russell 3000 benchmark. The fund’s over-allocation to the top-performing materials sector was a positive factor, but the large weightings in consumer discretionary and financial stocks, which were poor performing sectors, were an offsetting negative. Stock selection accounted for the fund’s outperformance in the period. It was particularly strong in the consumer discretionary sector, led by the 67% gain in the funds’ top holding, Amazon.com. Stockholdings in the financials, information technology and energy sectors also added value relative to the benchmark returns for those sectors. In contrast, stock picking in the health care and telecom services sectors hurt relative returns.

10 The Masters’ Select Funds Trust

Leaders and laggards: During the first half of the year, four of the six managers held at least one stock that was among the fund’s largest percentage gainers. Interestingly, the same four managers also held at least one stock that was among the fund’s ten largest percentage losers. Mason Hawkins and Chris Davis/Ken Feinberg appeared on neither list this time around. One of the top ten winners and two of the top ten losers were owned by two managers; all three stocks remain in the portfolio. The biggest percentage gainer (up 108%) was held by Bill D’Alonzo: the digital marketing company, Aquantive, which was acquired by Microsoft in the second quarter. Other big winners included Taser (up 72%), Amazon.com (up 67%), Surmodics (up 55%), Arcelor Mittal (up 48%) and U.S. Steel (up 47%). The largest percentage losers were Pulte Homes (down 31%) and Neurometrix (down 29%). Eight of the fund’s ten largest winners and six of the ten largest percentage losers were still held in the portfolio at mid-year.

See table on page 12 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Equity for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The fund’s sector exposure changed modestly since the end of 2006. The biggest changes were a decrease in allocation to the financial sector from 25% of net assets to 23% and an increase in the industrials weighting from 8% to 11%. The consumer discretionary sector continued to be the most overweighted sector relative to the Russell 3000 benchmark (21% versus 11%). The most underweighted sectors remain health care (3% versus 12%) and consumer staples (1% versus 8%).

Market-cap exposure has also not changed materially. In the first half of the year, the fund’s exposure to smaller-cap stocks increased slightly to 9%, while its exposure to mid-cap stocks declined to 22%. Foreign stocks accounted for 7.3% of the portfolio, up from 5.8% at year end.

The fund’s cash position stood at 2%. Only Dick Weiss held a substantial cash position at mid-year.

As we’ve noted in past reports, the fund remains somewhat more growth oriented than the Russell 3000 benchmark. For example, earnings of the companies held in the fund are forecasted to grow 15.3% over the next five years, compared to 12.7% forecasted earnings growth for the benchmark. The portfolio’s Price/Earnings ratio is 17.1 times forecasted 12-month earnings, compared to 15.8 times for the benchmark. These earnings forecasts are a consensus of “Wall Street” analysts’ forecasts rather than the forecasts of the Masters’ stock pickers, but nevertheless provide some insight into the portfolio’s characteristics.

Please see page 13 for a breakout of the fund’s sector and market-cap exposure.

In Closing

Over the past four plus years, the stock market’s rebound from (arguably) the worst bear market since the 1930s has been powerful. Since the S&P 500 bottomed on October 9, 2002 the index has more than doubled with an average annual return of over 16.29%. We believe that it is unlikely that the next four or five years will be as profitable for investors. While stock valuations appear reasonably attractive on the surface, earnings growth is likely to slow and there is a risk of rising interest rates. Moreover, though the global economy is strong, this economic cycle is mature and probably now closer to the end than the beginning. We are not arguing that stocks won’t perform well. We think stocks could very well deliver quite satisfying returns over the next few years relative to inflation. However, there are risks and expectations should be ratcheted down.

As the advisor to Masters’ Select Equity, we remain very enthusiastic about the stock-picking skills and commitment level of the fund’s sub-advisors. We believe we are fortunate to be partnered with this very talented group—four of whom have been with the fund since its inception over ten years ago.

As always, we thank you for your confidence and remain strongly committed to working on our fellow shareholders’ behalf.

Please refer to pages 68 and 69 for index definitions and industry terms and definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary 11

Masters’ Select Equity Fund Leaders and Laggards

For the Six Months Ended June 30, 2007

Equity Fund by $ Gain (Loss)

Security	Gain (Loss)	% Change
Amazon.com, Inc.	20,549,010	66.6%
Schlumberger Ltd.	4,550,161	35.4%
Arcelor Mittal	4,325,862	47.7%
United States Steel Corp.	3,969,553	47.2%
aQuantive, Inc.	3,894,322	107.5%
Tyco International Ltd.	3,878,775	10.6%
EOG Resources, Inc.	3,800,619	14.2%
Google, Inc.	3,625,826	12.5%
AON Corp.	3,233,156	18.9%
Taser International, Inc.	3,007,651	71.8%
	54,834,935

Pulte Homes, Inc.	(4,649,664)	-31.0%
Countrywide Financial Corp.	(3,041,305)	-11.2%
Network Appliance, Inc.	(2,627,726)	-23.4%
Neurometrix, Inc.	(1,617,167)	-29.2%
SLM Corp.	(1,226,432)	-12.7%
DIRECTV Group, Inc. (The)	(815,469)	-3.3%
IAC/InterActiveCorp	(789,798)	-5.2%
CheckFree Corp.	(680,378)	-13.4%
PRA International	(646,739)	-12.6%
Force Protection, Inc.	(575,529)	-14.5%
	(16,670,207)

Equity Fund by % Gain (Loss)

Security	Gain (Loss)	% Change
aQuantive, Inc.	3,894,322	107.5%
Taser International, Inc.	3,007,651	71.8%
Amazon.com, Inc.	20,549,010	66.6%
SurModics, Inc.	1,905,762	55.3%
Arcelor Mittal	4,325,862	47.7%
United States Steel Corp.	3,969,553	47.2%
Schlumberger Ltd.	4,550,161	35.4%
Aruba Networks, Inc.	9,374	28.4%
HUB Group, Inc.	2,158,196	27.6%
FMC Technologies, Inc.	1,391,573	25.7%
	45,761,464

Pulte Homes, Inc.	(4,649,664)	-31.0%
Neurometrix, Inc.	(1,617,167)	-29.2%
Network Appliance, Inc.	(2,627,726)	-23.4%
Force Protection, Inc.	(575,529)	-14.5%
CheckFree Corp.	(680,378)	-13.4%
SLM Corp.	(1,226,432)	-12.7%
PRA International	(646,739)	-12.6%
Countrywide Financial Corp.	(3,041,305)	-11.2%
Varian Medical Systems, Inc.	(504,200)	-9.9%
Alliance Data Systems Corp.	(241,271)	-7.5%
	(15,810,411)

12 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Craig Blum/Stephen Burlingame	TCW Investment Management Company	20%	Mostly mid- and large-sized companies	Growth
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and Team	Friess Associates, LLC	10%	Small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Bill Miller	Legg Mason Capital Management, Inc.	20%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Dick Weiss	Wells Capital Management, Inc.	10%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 76 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

*	Totals may not add up to 100% due to rounding.

By Sector

	Sector Weights*
	Fund	Russell 3000 Index
Consumer Discretionary	21.3%	11.3%
Consumer Staples	1.1%	8.1%
Energy	9.5%	10.1%
Finance	22.9%	20.7%
Health Care & Pharmaceuticals	3.2%	11.6%
Industrials	10.9%	11.9%
Materials	7.7%	3.6%
Technology	17.8%	15.6%
Telecommunications	3.6%	3.5%
Utilities	0.0%	3.7%
Cash Equivalents & Other	2.0%	0.0%
	100.0%	100.0%

Fund Summary 13

Masters’ Select Equity Fund Stock Highlights

QUALCOMM, Inc. (QCOM) - Craig Blum and Steve Burlingame

QUALCOMM is the key developer and patent holder of essential CDMA technology used in CDMA 1x and wCDMA (also known as UMTS) “3G” wide-area wireless networks.Essentially, QCOM owns the key patents on technology used to run almost all of the world’s advanced wireless networks. The company generates the majority of its revenue and earnings by collecting royalties on handsets sold incorporating the CDMA technology and by selling baseband chipsets needed in CDMA handsets. QCOM has been aggressive in reinvesting its profits in the development of new technologies and businesses in order to maintain its competitive lead in the wireless markets. The strong management team has steered the company in the direction of new businesses such as MediaFlo, a mobile video delivery business that was launched recently. Additionally, via acquisitions and R&D effort, QCOM appears to own key patents in OFDM technology; likely the basis for 4G wireless standards. Also, the company is now in the Wi-Fi and Bluetooth semiconductor businesses.

A key growth driver for QCOM is the transition of GSM networks to wCDMA networks. This has occurred with most of the major wireless carriers around the world. QCOM does not receive royalties on GSM-based handsets and therefore as former GSM customers transition and purchase wCDMA based handsets, QCOM benefits from receiving royalties on a larger pool of handsets. This transition is in the early stages in Europe and North America, while further along in Japan. The substantial growth in the adoption of wireless phone service in markets like India, Russia, China, and Brazil has been a growth driver for QCOM also. Given that QCOM collects royalties based on a percentage of the wholesale price of mobile handset, the pricing on handsets is important. On this front, the blended average selling price (ASP) of handsets has been mostly steady or rising in some instances. Since more functionality is stuffed into handsets everyday, the blended ASP has not declined as would be expected in most technology sectors.

QCOM’s business model has come under attack with the numerous lawsuits filed by Broadcom and Nokia. Qualcomm has filed lawsuits against those two parties as well in an effort to defend itself. We believe QCOM will ultimately establish fair and reasonable licensing agreements consistent with the more than 130 agreements already in place with other licensees. However, as a result of these legal issues, the stock has suffered in recent times. If not for these legal woes, the stock would likely be benefiting from the substantial amount of fundamental strength it is seeing in its business with the market share gains in the chipset business as well as the swelling of royalty revenue due to the growth in the number of wCDMA phones being sold worldwide. We believe QCOM is well positioned in the near-term and long-term and look forward to the ending of the legal disputes so that the stock can be valued more appropriately based on the burgeoning strength of its underlying business.

American Express - Christopher Davis and Kenneth Feinberg

In our opinion, American Express remains one of the premier consumer franchises around and is one of the strongest brands in financial services. American Express has a powerful position in both consumers’ and businessmen’s minds and stands for high quality service, success, prestige and affluence. Unlike many bankcard holders, AMEX cardholders generally have no pre-set spending limit. Because of the upscale positioning and no spending limits, AMEX attracts the most desirable cardholders who spend over four times as much as bankcard holders (approximately $11,200 vs $2800). These higher spending cardholders are excellent customers for most retailers and merchants. Accordingly, merchants are willing to pay a higher interchange or discount rate to American Express than they are willing to pay banks that issue either Mastercard or Visa bankcards.

This higher discount rate that American Express receives from the merchants is one of the most important, sustainable competitive advantages AMEX enjoys. Here is the math: in 2006 American Express’ 78 million cardholders spent $561 billion on their cards (or “billed business”). On this $561 billion of spending, AMEX received 2.57% on average from merchants or $14.4 billion in discount fees. In comparison, merchants would pay bankcard issuers closer to 2.00% of spending. This 57 basis point differential on $561 billion in billed business adds up to big bucks - an extra $3 billion in 2006 alone. Importantly, this $3 billion can be reinvested in giving cardholders the most generous rewards program and customer service to reinforce the virtuous circle relationship between the brand, the most desirable customers and the merchants. It is a powerful spend-based business model versus the lend-based business model of most bankcard issuers.

For several decades AMEX has benefited from the enormous mega trend as spending continues to shift away from cash and checks on to “plastic”. In fact, over the past 13 years AMEX’s billed business has compounded at a 12% rate. This may not seem enormous, however on big numbers it is huge. Billed business has soared from $124 billion in 1993 to the aforementioned $561 billion last year.

American Express’ brand travels very well internationally as well. Spending outside the United States now represents almost 30% of billed business and is growing faster than the 13% overall rate. Importantly, spending on plastic outside of the U.S. is a far lower percentage of consumer and business spending than in the U.S. and this is a mega trend that should continue for decades.

We give the management team led by CEO Ken Chenault extremely high marks. Over a decade ago American Express was floundering, beset by poor management decisions to “diworsify” into non-core businesses as well as neglecting the crown jewel card business. Since assuming command of the card business over 10 years ago, Ken and his team have successfully reinvigorated the company by introducing attractive charge card and credit card products and creating the outstanding membership rewards program. Ken and his team have constantly re-engineered their operations to generate cost savings that can be reinvested in growing the business. Today, American Express is a highly focused company having spun off American Express financial advisors (now named Ameriprise) to shareholders in 2005.

14 The Masters’ Select Funds Trust

The company has a return on equity approaching 35%, is not a capital intensive business and generates a tremendous amount of free cash flow that can be returned to shareholders. In 2006 AMEX repurchased a whopping 6% of their outstanding shares and we expect share repurchases to be an ongoing strategy to create value for shareholders.

Finally, American Express is an outstanding growth company that should create wealth for long term shareholders but trades at a very attractive multiple of only 15 times what we think the company could earn in 2008. This makes AMEX a compelling investment idea in our opinion.

Covance Inc., CVD - Bill D’Alonzo

Given the mammoth costs associated with drug development, manufacturers routinely outsource steps they must take on the road from discovery to commercialization. Armed with the broadest array of early- and late-stage development services, no company wins more of that business than Covance.

NYSE-listed Covance Inc. is one of the largest drug-development services companies in the world with revenues of nearly $1.4 billion in the 12 months through March. The company’s services run the gamut from evaluating new compounds and conducting clinical trials to helping customers navigate the regulatory process and market new drugs. Customers include major pharmaceutical, biotechnology and medical-device companies.

Earnings grew 15 percent in the March quarter, a pace that analysts predict will be surpassed in each quarter for the rest of the year. Continued growth in Covance’s industry-leading toxicology business, which offers comprehensive services to assess safety and address potential risks, contributed to profit-margin expansion.

About 30 percent of Covance’s North American toxicology business is under dedicated agreements, contributing to revenue visibility. Moreover, total backlogged orders reached $2.4 billion in the March quarter, representing a 39 percent increase from the year-ago period.

The Friess Associates team spoke with Chief Financial Officer William Klitgaard at a recent industry conference. He described the scale advantages Covance enjoys by operating the world’s largest pre-clinical toxicology and central laboratory programs. Covance’s reputation for quality and reliability further sets the company apart from competitors.

Debt free with $182 million in cash, Covance is considering various avenues for continued growth. The company is currently building a central laboratory in Shanghai, China that it expects to become operational by the end of this year. Further out, Covance is considering expanding into food-related analytical services.

The Friess Associates team bought Covance at 22 times 2007 earnings estimates. Wall Street predicts Covance will grow earnings 20 percent this year.

Amazon.com (AMZN) - Bill Miller

Amazon.com is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 31.

TASER International Inc. (TASR) - Dick Weiss

TASER International is a global leader in the development and manufacture of advanced Electronic Control Devices for use in the law enforcement, military, private security and personal defense markets. TASER devices use proprietary technology to incapacitate dangerous, combative or high-risk subjects who pose a risk to law enforcement officers, innocent citizens or themselves in a manner that is generally recognized as a safer alternative to other uses of force.

The addressable market for TASER continues to broaden due to their continuous product innovation and development. Their primary market, thus far, has been law enforcement and corrections markets where they currently have penetration rates of 22% in the United States and approximately 1% internationally. These relatively low penetration rates of TASER equipment in law enforcement present a significant opportunity for future growth, especially in non-U.S. markets. In addition to these markets, TASER debuted a private citizen device, TASER C2 in early 2007 that utilizes the same patented technology as their institutional equipment but in a more attractive shape and price. The final market in which TASER hopes to increase their presence is the government/military market. Last year, TASER took the strategic step of hiring the former head of Military Joint Non Lethal Weapons Directorate and formed a team with extensive defense backgrounds to focus on developing relationships with, and products for, military users.

A few years ago TASER’s stock price went on a spectacular ride both up and down, as speculation about their product demand/growth became unsustainable, valuations became unreasonable and TASER became embroiled with an increased amount of litigation relating to the safety of their products. We did not find the company as an attractive investment opportunity back then. The company, however, has continued to produce positive earnings and has been able to successfully defend itself against litigation, and earlier this year the fundamentals and valuation became attractive. To date, TASER has won all 52 of their wrongful death lawsuits, greatly reducing that risk element to the stock. Management has also continued to successfully focus on executing their business model of developing and innovating devices that can serve as a safer alternative to other uses of force. This year alone, TASER has booked orders from law enforcement agencies from a variety of regions, a relatively small order with the United States military, and set the retail release date of July 23 for the TASER C2. We believe that this growth will continue to build on itself, both in the United States and internationally, as TASER products are effectively used to protect and save lives.

Fund Summary 15

Competition against TASER remains extremely sparse with high barriers to entry, while the macro thesis of strong international demand for non-lethal forms of defense and protection remain compelling. With these strong fundamentals, a clean balance sheet, and management’s continued focus on product innovation and development, we believe the growth potential for TASER has a very strong secular tailwind. Having originally purchased the stock at $8, however, these fundamentals will need to be pragmatically weighed in context with our private market valuation for the company and whether or not expectations become unsustainable.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 68 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

16 The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 98.0%
Consumer Discretionary: 21.3%
545,420	Amazon.com, Inc.*	$37,312,182
150,000	Comcast Corp. - Class A*	4,218,000
166,000	Conn’s, Inc.*	4,740,960
434,000	DIRECTV Group, Inc. (The)*	10,029,740
438,000	Disney (Walt) Co.	14,953,320
550,000	Eastman Kodak Co.	15,306,500
365,000	Emmis Communications Corp. - Class A*	3,361,650
384,000	General Motors Corp.	14,515,200
320,000	Home Depot, Inc.	12,592,000
335,000	IAC/InterActiveCorp*	11,594,350
68,000	Liberty Media Holding Corp. - Capital*	8,002,240
449,250	Liberty Media Holding Corp. - Interactive*	10,031,753
152,500	News Corp.	3,234,525
90,000	Phillips-Van Heusen Corp.	5,451,300
438,500	Pulte Homes, Inc.	9,844,325
80,600	Ruby Tuesday, Inc.	2,122,198
120,600	Zumiez, Inc.*	4,556,268
		171,866,511
Consumer Staples: 1.1%
20,500	Altria Group, Inc.	1,437,870
125,800	Costco Wholesale Corp.	7,361,816
		8,799,686
Energy: 9.5%
225,100	ConocoPhillips	17,670,350
110,000	Dril-Quip, Inc.*	4,944,500
341,100	EOG Resources, Inc.	24,920,766
66,000	FMC Technologies, Inc.*	5,228,520
59,000	GlobalSantaFe Corp.	4,262,750
95,800	Hornbeck Offshore Services, Inc.*	3,713,208
181,480	Schlumberger Ltd .	15,414,911
		76,155,005
Finance: 22.9%
238,800	American Express Co.	14,609,784
227,200	American International Group, Inc.	15,910,816
425,000	AON Corp.	18,109,250
130	Berkshire Hathaway, Inc. - Class A*	14,231,750
160,000	Capital One Financial Corp.	12,550,400
218,500	Commerce Bancorp, Inc.	8,082,315
242,000	Conseco, Inc.*	5,055,380
611,300	Countrywide Financial Corp.	22,220,755
60,500	Fairfax Financial Holdings Ltd.	11,596,035
148,000	HCC Insurance Holdings, Inc.	4,944,680
457,072	HSBC Holdings Plc	8,390,563
547,300	JPMorgan Chase & Co.	26,516,685
538,200	Progressive Corp.	12,879,126
126,400	Transatlantic Holdings, Inc.	8,990,832
		184,088,371
Health Care, Pharmaceuticals & Biotechnology: 3.2%
75,000	Covance, Inc.*	5,142,000
190,000	Foxhollow Technologies, Inc.*	4,035,600
37,100	Genentech, Inc.*	2,806,986
58,400	Genzyme Corp.*	3,760,960
398,600	Neurometrix, Inc.*	3,870,406
65,000	SurModics, Inc.*	3,250,000
72,400	Varian Medical Systems, Inc.*	3,077,724
		25,943,676
Industrials: 10.9%
148,000	FedEx Corp.	16,423,560
165,000	Force Protection, Inc.*	3,405,600
180,000	GrafTech International Ltd.*	3,031,200
283,600	HUB Group, Inc.*	9,971,376
200,000	Kirby Corp.*	7,678,000
160,500	Spirit Aerosystems Holdings, Inc.*	5,786,025
430,000	Taser International, Inc.*	6,002,800
1,047,000	Tyco International Ltd.*	35,378,130
		87,676,691
Materials: 7.7%
204,800	Arcelor Mittal	12,779,520
592,745	Cemex S.A. de C.V. - ADR*	21,872,290
75,000	Minerals Technologies, Inc.	5,021,250
398,200	Sealed Air Corp.	12,352,164
95,000	United States Steel Corp.	10,331,250
		62,356,474
Technology: 17.8%
190,300	Autodesk, Inc.*	8,959,324
390,000	CGI Group, Inc.*	4,375,800
700,000	Dell, Inc.*	19,985,000
239,500	eBay, Inc.*	7,707,110
55,400	Google, Inc. - Class A*	28,995,252
225,000	Insight Enterprises, Inc.*	5,078,250
135,000	Macrovision Corp.*	4,058,100
227,600	Network Appliance, Inc.*	6,645,920
372,000	Parametric Technology Corp.*	8,038,920
144,000	Progress Software Corp.*	4,577,760
371,700	QUALCOMM, Inc.	16,128,063
386,100	Salesforce.com, Inc.*	16,548,246
545,000	Symmetricom, Inc.*	4,578,000
285,200	Yahoo!, Inc.*	7,737,476
		143,413,221

Schedule of Investments 17

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares/ Principal Amount		Value
Telecommunication: 3.6%
2,819,480	Level 3 Communications, Inc.*	$16,493,958
618,000	Sprint Nextel Corp.	12,798,780
		29,292,738
TOTAL COMMON STOCKS (cost $562,297,947)		789,592,373

SHORT-TERM INVESTMENTS: 1.9%
15,504,000	State Street Bank & Trust Co., 3.600%, 06/30/07, due 07/02/07 [collateral: $16,172,703, Fannie Mae, 6.000%, due 04/18/36, Federal Home Loan Bank, 4.375%, due 09/17/10, Fannie Mae, 3.250%, due 08/15/08, value $15,824,932] (proceeds $15,508,651)	15,504,000

TOTAL SHORT-TERM INVESTMENTS (cost $15,504,000)		15,504,000

TOTAL INVESTMENTS IN SECURITIES (cost $577,801,947): 99.9%		805,096,373

Other Assets less Liabilities: 0.1%		539,510

Net Assets: 100%		$805,635,883

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

18 The Masters’ Select Funds Trust

Masters’ Select International Fund Review

Foreign stock markets delivered very strong returns in the first half of 2007—continuing a trend that has been in place for several years. For the year through June, the S&P Citigroup PMI Index returned 12.55%. All regions of the world performed well, and among major markets, only Japan failed to generate an impressive return. Masters’ Select International beat its benchmarks YTD through 6/30/07, with a very strong 14.83% return.

As Masters’ Select International approaches its tenth year (five months away), the fund has been able to extend its very strong record—a record that is significantly better than its benchmark over its life. Besides beating its benchmark, the fund’s total return has placed it in the top 4.5% of 288 international funds since its inception (12/1/97) through 6/30/07, as ranked by Lipper. Given Masters’ Select’s focus on long-term performance, we are particularly pleased with its long-term accomplishments.

Average Annual Returns Since Inception (12/1/97 to 6/30/07)

Past performance is no guarantee of future results. Please refer to page 5 for standardized performance and the risks associated with investing in the Masters’ Select International Fund.

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2007.

Performance of managers: In the first half of the year, two of the fund’s five managers outperformed their benchmarks by a very large magnitude, while the other three managers trailed their respective benchmarks. The returns for the sub-advisors ranged from 6.9% to 26.4%. Over shorter time periods, we do not expect every manager to outperform his benchmark, but that is our (and their) long-run performance goal. Since the fund’s inception, the three managers with tenure of at least three years have beaten their benchmarks. One of the two newer managers is also outperforming since joining the fund over two years ago, while the fifth manager trails his benchmark during this period.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through June 30, 2007
Masters’ Select International	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	7.95%
Manager 2	4.48%
Manager 3	2.44%
Manager 4	1.68%
Manager 5	-4.05%

Listed alphabetically are the managers & their respective benchmarks.

Manager	Tenure	Benchmark
Bill Fries	09/22/03	MSCI All Countries World Fr xUS
James Gendelman	03/01/05	MSCI All Countries World Growth xUS
David Herro	12/01/97	MSCI World ex US Value
Ted Tyson	10/01/99	MSCI All Countries World Growth xUS
Amit Wadhwaney	02/24/05	MSCI All Countries World ex US Value

Sector, regional and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s year-to-date relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the S&P/Citigroup PMI Global ex-US Index had a slight negative effect on performance during the first half of the year. More specifically, the fund was hurt by its overweighting to the health care sector, which was the worst-performing sector in the index. It was also hurt by being underweighted to the top-performing materials sector. Offsetting this to some extent was the fund’s underweighting to financials and information technology companies, two underperforming sectors for the period. In terms of the fund’s country and regional allocations, the small overweighting to North American (Canada) and Latin American stocks helped relative performance slightly.

Excellent stock selection was responsible for the fund’s strong relative performance during the period. Stock performance was particularly strong in the financials, health care and energy sectors, led by Agile Property (up 52%), Teva Pharmaceuticals (up 33%) and China Coal Energy (up 44%), respectively. Relative to the benchmark, stock performance was poor within the consumer discretionary and industrials sectors.

Leaders and laggards: During the first half of the year, four of the fund’s five sub-advisors placed at least one holding on the fund’s ten biggest percentage winners list. Four of the managers also owned a name among the ten worst percentage losers. The fund’s two biggest winners were Southern Copper Corp. (up 66%) and Agile Property, both owned by Bill Fries. The fund’s two worst performers were Melco (down 12%) and Aker Kvaerner (down 11%). Nine of the top ten winners and seven of the top ten losers remained in the portfolio at the end of June.

See table on page 21 that lists the leaders and laggards over the past six months. The table includes biggest dollar gains and losses as well as the largest percentage winners and losers. It is important to understand that the fact that a stock has lost money for Masters’ Select International for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Fund Summary 19

Portfolio mix: Please see page 22 for sector, asset class and regional allocations as of mid-year. In looking at the portfolio it is clear that Masters’ Select International is driven by stock picking, and as a result, typically looks very different from its benchmark.

•
From a sector exposure standpoint there was very little change from the end of 2006. The biggest changes were an increase in the allocation to technology stocks and a decrease in the financials and telecom exposure.

•
The fund’s largest weighting is in the financials sector, at 19%. But this is well below the benchmark’s financial sector weighting of 31%. The fund also has large underweightings to energy and utilities. The biggest overweightings are to health care (12% versus 5% for the benchmark) and consumer discretionary (15% versus 9%).

•	Exposure to Japanese stocks stood at 11%, versus the benchmark’s 17% weighting.

•	The fund’s weighting in European and U.K. stocks dropped slightly to 47%, compared to the index weighting of 54%

•
The fund’s weighting in Latin American companies dropped a bit to 3%, roughly in line with the benchmark. The exposure to Asia (ex-Japan) fell slightly to 20%, which represents a 9% overweighting versus the benchmark.

•	The fund’s emerging markets exposure increased to 16%.

•	Exposure to large-caps (56%), mid-caps (28%) and small-caps (10%) remains largely unchanged from year-end. The cash position rose to 6%, from 3%.

•	At mid-year, a little less than half of the fund’s pound sterling currency exposure was hedged back into the U.S. dollar. This accounted for roughly 5% of the fund’s assets.

•
The fund’s portfolio is somewhat more growth oriented than the benchmark’s portfolio. Earnings are forecasted to grow 13.5% over the next five years compared to 10.3% for the benchmark. (Earnings growth is based on a compilation of analysts’ forecasts for the individual companies and do not necessarily reflect the forecasts of the fund’s sub-advisors.)

Miscellaneous

Possible sub-advisor addition: We have a very high level of confidence in our entire sub-advisor group. Nevertheless, we have been conducting due diligence work on several foreign stock pickers that have piqued our interest. Pending the outcome of that work, we may add an additional sub-advisor to the fund’s team. No existing sub-advisor would be replaced. We are considering this in order to add to the fund’s manager diversification, but only if we are confident that the skill level of the new stock picker is comparable to the existing group. More manager diversification could help lower the volatility from the individual managers’ concentrated sub-portfolios without undermining the fund’s long-term return potential. A second and equally important reason for adding another sub-advisor is that it would allow us to add to the fund’s capacity so that we never are forced to “hard close” the fund (close it to existing shareholders). This is not a concern at present because the fund has been in a net redemption mode for a number of months (we are even considering temporarily opening the fund to new shareholders to stabilize the outflows). Longer-term, we believe asset growth from existing shareholders is a potential issue given that there have been lengthy periods of time since the fund was closed when inflows from existing shareholders were exceptionally strong.

If we add a new sub-advisor they would start with a smaller percentage of the fund’s assets (we would seek to avoid triggering meaningful taxable gains in seeding the new sub-advisor’s portfolio). That percentage would expand gradually over time via the fund’s cash flows. We should know the outcome of our due diligence work some time this summer.

Final Comments

Foreign stocks, in general, have had a very strong performance run on an absolute and relative (to U.S. stocks) basis for almost five years now. Compounded annual returns in the high teens over that time period have more than piqued investors’ interest—international equity mutual funds have been attracting much stronger inflows than domestic equity funds over the last couple of years. Though foreign stocks generally still seem to be in a fairly-valued range, they are not, in our opinion, bargain priced. For this reason it is likely that returns over the next five years will be lower than the last five years. Investors expecting near 20% returns are likely to be disappointed. However, we believe investors could very well be rewarded with satisfying returns relative to inflation over that time period. We continue to believe that Masters’ Select International, with its distinctive concept and quality stock pickers, can do better than most of its peers and its benchmarks over the long run, as it has since its inception.

We continue to be grateful for your confidence in Masters’ Select International. Our commitment to act on our fellow shareholders’ behalf remains as strong as ever.

Please refer to pages 68 and 69 for index definitions and industry terms and definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

20 The Masters’ Select Funds Trust

Masters’ Select International Fund Leaders and Laggards

For the Six Months Ended June 30,  2007

International Fund By $ Gain (Loss)

Security	Gain (Loss)	% Change
Southern Copper Corp.	21,786,146	65.9%
China Coal Energy Co.	17,231,346	43.9%
Agile Property Holdings Ltd.	15,644,326	52.4%
America Movil S.A. de C.V.	13,650,233	20.3%
Alstom	11,721,738	23.9%
Hochtief AG	10,275,671	46.0%
NII Holdings, Inc.	10,014,458	23.3%
Teva Pharmaceutical Industries Ltd.	9,175,231	33.3%
Nikko Cordial Corp.	8,993,899	35.6%
Canadian Natural Resources Ltd.	8,897,531	24.9%
	127,390,579

Melco International Development	(3,074,853)	-12.2%
Anglo Platinum Ltd.	(2,508,990)	-6.6%
Bank of Ireland	(2,480,972)	-9.9%
Rohm Co. Ltd.	(2,387,787)	-6.5%
Samsung Techwin Co. Ltd.	(2,207,710)	-10.2%
Carpetright Plc	(2,080,700)	-4.9%
China Communications Construction Co. Ltd.	(2,062,275)	-4.7%
Norske Skogindustrier ASA	(1,841,069)	-9.5%
OPAP S.A.	(1,737,311)	-3.2%
Hutchison Telecommunications	(1,717,906)	-5.8%
	(22,099,573)

International Fund by % Gain (Loss)

Security	Gain (Loss)	% Change
Southern Copper Corp.	21,786,146	65.9%
Agile Property Holdings Ltd.	15,644,326	52.4%
Hochtief AG	10,275,671	46.0%
China Coal Energy Co.	17,231,346	43.9%
Saskatchewan Wheat Pool, Inc.	5,456,869	40.0%
Canfor Corp.	6,537,669	36.8%
Keppel Corp. Ltd.	8,253,530	35.8%
Nikko Cordial Corp.	8,993,899	35.6%
Nintendo Co. Ltd.	8,350,146	35.6%
Teva Pharmaceutical Industries Ltd.	9,175,231	33.3%
	111,704,833

Melco International Development	(3,074,853)	-12.2%
Aker Kvaerner ASA	(1,096,487)	-11.1%
Samsung Techwin Co. Ltd.	(2,207,710)	-10.2%
Bank of Ireland	(2,480,972)	-9.9%
Norske Skogindustrier ASA	(1,841,069)	-9.5%
Netia S.A.	(961,093)	-7.9%
Anglo Platinum Ltd.	(2,508,990)	-6.6%
Rohm Co. Ltd.	(2,387,787)	-6.5%
BIL International Ltd.	(1,416,299)	-6.3%
Hutchison Telecommunications	(1,717,906)	-5.8%
	(19,693,166)

Fund Summary 21

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries	Thornburg Investment Management, Inc.	24%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
David Herro	Harris Associates L.P.	23%	All sizes, but mostly large and mid-sized companies	Value
Jim Gendelman	Marsico Capital Management, LLC	15%	All sizes, but mostly large and mid-sized companies	Growth
Ted Tyson	Mastholm Asset Management, LLC	23%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value

Portfolio Composition*

The fund holds 68 securities, exclusive of cash equivalents.

By Sector

	Sector Weightings
	Fund	Citigroup PMI Global (ex US) Index
Consumer Discretionary	14.5%	8.7%
Consumer Staples	5.7%	7.0%
Energy	7.4%	11.0%
Finance	18.8%	30.6%
Health Care & Pharmaceuticals	11.6%	5.3%
Industrials	13.7%	9.5%
Materials	6.9%	9.3%
Technology	6.5%	6.7%
Telecommunications	6.2%	6.6%
Utilities	2.6%	5.2%
Cash Equivalents & Other	6.0%	0.0%
	100.0%	100.0%

By Region

	Regional Allocation
	Fund	Citigroup PMI Global (ex US) Index
Africa	1.8%	1.7%
Australia/New Zealand	1.1%	4.9%
Asia (ex Japan)	20.2%	11.4%
Japan	10.8%	17.3%
Western Europe and United Kingdom	47.1%	54.3%
Latin America	3.2%	3.2%
North America	7.9%	6.4%
Middle East	1.9%	0.7%
Cash Equivalents & Other	6.0%	0.0%
	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

*	Totals may not add up to 100% due to rounding.

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

22 The Masters’ Select Funds Trust

Masters’ Select International Fund Stock Highlights

China Coal Energy (1898 HK) – Bill Fries

China Coal Energy is the second largest coal producer in China, with an annual output of 65 million tons in fiscal year 2006. The Company produces thermal coal, coking coal and semi-hard coking coal products from its nine coal mines located in northern and eastern China. (Coal from southern China tends to have higher sulfur content, and is therefore less attractive for many applications.) China Coal plans to increase its output by 15 million tons per year for the next two years, which makes the Company among the fastest growing of the listed Chinese coal producers.

China’s growing economy could underpin strong coal demand for many years. China is the world’s largest producer and consumer of coal. Coal-fired power plants are already the country’s principal source of electricity, and additional coal-fired plants are coming on line at a steady rate. Moreover, China is investing billions of dollars into so-called “coal-to-liquid” projects, which permit the conversion of coal into a liquid fuel that can substitute for crude-oil derivatives in many applications. The Shenhua Group is scheduled to complete the country’s first coal-to-liquid plant in mid-2007. Over time this could represent incremental demand for coal.

In conjunction with government initiatives to consolidate the country’s smaller, inefficient coal mines and grant one miner the operating rights for a given region, China Coal is acquiring and integrating smaller mines surrounding the large mines it currently operates. These smaller mines in aggregate could amount to 2-3 billion tons of additional reserves, or nearly 50% of the Company’s current reserves.

We believe that China Coal appears well positioned to benefit from growing coal demand and a healthy price environment in the coming years. In addition, the company anticipates that there will be further room to lower its unit production costs. Lastly, China Coal is also the largest coal mining equipment manufacturer in China, with a 30-40% market share in coal mine transport equipment.

The views expressed are those of Thornburg Investment Management. These views are subject to change at any time in response to changing circumstances in the markets, and are not intended to predict or guarantee the future performance of any individual security or the markets generally, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.

UBS – David Herro

UBS is the largest private banking franchise in the world. This fantastic business gets good gross margins and high operating margins, huge returns on capital and we believe it should grow perpetually at 7+% with minimal incremental capital. This business, along with the asset management business, accounts for over 60% of UBS’ profits. Despite these excellent economics, the market appears concerned with the investment banking business of UBS. Because of this concern, the company only trades at 11x earnings. The investment banking industry has had great results over the past couple years driven by record M&A activity and strong proprietary trading from areas like mortgages and commodities. UBS’ investment bank has gained share over the past few years and generates very good returns on capital (7-year average 19%). While we also believe these numbers are above trend, we feel at this price we are being compensated for the risk. Management agrees with us as they have repurchased 20% of the company over the past five years and just announced another 10% repurchase. At current prices we are buying UBS at just over 60% of our estimate of fair value.

UBS sold its 21% stake of Julius Baer in late June for 19x ’07 earnings. Remember that UBS received this stake in 2005, along with some cash, in return for selling to Julius Baer three non-UBS branded Swiss domiciled private banks and GAM, an alternative investment firm.

Applying the 19x to UBS’ private banking and asset management operations would value the company at over SFr 120bn. This implies we get the investment banking and Swiss retail banking businesses for less than 1x book value. Given UBS’ private banking strength and the improving profitability of its US wealth management business, we believe 19x is even too conservative. At current prices we feel we are being more than adequately compensated for the risks associated with the volatility and potential peakish aspects of the investment banking operations.

UBS is an extremely well managed financial institution selling at significant discount to its intrinsic value, especially given long-term growth prospects completing the “value proposition” .

Tesco PLC – Jim Gendelman

Tesco PLC (“Tesco” or the “Company”) is an international provider of food, non-food and retailing services based in the United Kingdom. Tesco has more than 3,250 stores. More than half of the Company’s stores are currently in the UK; however, Tesco has a significant and growing international presence.

We believe that a number of factors may make Tesco a compelling long-term investment. For example, the Company has a solid UK operation that represents approximately 78% of its profits and sales. It also is a market share leader in the UK food and beverage market. There may be a significant opportunity for Tesco to grow its non-food business as the Company currently has only a 6-7% market share in general merchandise in the UK. It recently launched Tesco Direct, an on-line general merchandise offering with more than 11,000 products as well as online DVD rental services. In addition, Tesco has expanded 23 of its UK stores, called Tesco Extra, to offer food and non-food items including clothing, electronics and telecommunications services and equipment.

Tesco also has exposure to high growth markets. Its operations in Asia and Eastern Europe represent approximately 22% of the Company’s profits and sales. Tesco has a growing presence in countries such as China, Japan, South Korea, Malaysia, the Czech Republic, Hungary, Poland, and Turkey. More recently, Tesco announced their expansion into the United States. These stores will open across the Southwestern US in the fourth quarter of this year under the name “Fresh & Easy Neighborhood Market.” Given the Company’s successful record of opening multiple formats around the world, we believe that these stores could represent an exceptional growth opportunity for the Company.

Fund Summary 23

In addition, Tesco may realize approximately £5 billion of property sales over the next 4 years. The Company’s real estate holdings are currently estimated to be worth more than £22 billion, which represents almost 63% of its market capitalization.

As of this writing, we find Tesco’s valuation attractive. The Company’s P/E is approximately 14.5 times 2008 estimates with a 2.3% dividend yield. Tesco also offers low double-digit earnings growth with significant long-term option value from real estate sales.

We believe the combination of Tesco’s durable business model, expanding international presence, growth in non-food businesses, and property value offers a compelling long-term opportunity for investors.

MTU Aero Engines – Ted Tyson

MTU is a Munich, Germany-based developer of engines for planes and industrial gas turbines. It is also involved in supplying parts for engines developed by others, and has a rapidly growing business in maintenance, repair, and overhaul of engines for airlines and other commercial customers.

The main driver behind the growth of MTU has been the enormous strength of the civil aviation cycle, as evidenced by the seemingly ever-expanding backlogs at plane makers Boeing and Airbus. The increase has reflected several waves of interest, including the recovery of travel post 9/11, the expansion of discount airlines in Europe, and hyper-growth in airline demand from such developing countries as China, Brazil, and India, where airline seat demand is surging even faster than the high levels of underlying economic growth.

MTU, which achieves slightly higher margins on the engine it sells with the single-aisle A320 Airbus (the V2500), will benefit strongly from the recent announcement by Airbus that it will increase production of the A320 to 40 planes per month in 2008—almost twice the rate of as little as three years ago.

Even if growth in the rest of the company stalls (which we believe is extremely unlikely), MTU should easily reach a profit margin (on an EBITDA basis) of 15% in 2008 and should have earnings north of 4.20 Euros per share, up almost 40% over 2007. That would be an increase from the already strong 28% earning growth in the current year. We expect such growth to continue as long as the aerospace cycle remains intact, which currently looks fairly clear through 2011.

Canfor Corporation – Amit Wadhwaney

Canfor Corporation (“Canfor”) is Canada’s leading producer of softwood lumber, and one of the country’s largest makers of pulp used in the production of paper. The company also produces a range of related products, including plywood, oriented strand board and paneling used in construction markets. Canfor, based in Vancouver, British Colombia, spun-off a portion of its pulp operations into the Canfor Pulp Income Trust (“Canfor Pulp”) in 2006.

Recently, Canadian producers of wood and forest products have come under intense pressure, in part because of a strong Canadian dollar, cyclical declines in demand and, in some cases, weak balance sheets. Still, in our opinion, the difficulties in many segments of the Canadian forest and paper products business may, in the long term, benefit well-financed companies like Canfor. Canfor had over C$ 500 million in cash and marketable securities on its balance sheet (as of March 31, 2007), and its net debt-to-capitalization1 ratio, at the same date, was roughly 6%. Canfor also retains a 50.2% interest in Canfor Pulp; Canfor’s remaining stake has an implied value of over C$ 550 million, given the current market value of the portion that has been spun-off.

Additionally, Canfor possesses a contingent asset in the form of Howe Sound Pulp and Paper Limited Partnership (“HSLP”), which is a 50/50 joint venture between Canfor and Oji Paper Co., Ltd., a leading Japanese producer and marketer of paper, including newsprint. HSLP operates a kraft pulp mill and newsprint mill at Port Mellon, British Columbia, with an annual production capacity of 400,000 tonnes of kraft pulp and 230,000 tonnes of newsprint.

We believe that at Canfor’s current market price, the company’s core wood products operation, net of the aforementioned assets (and possibly, the potential value of the contingent asset), can be purchased cheaply relative to both asset replacement values and to the likely price the company would command were it to be sold to a reasonable and knowledgeable buyer. The wood products operation, while currently experiencing difficult industry conditions due to various factors, including those previously discussed, should perform better in more normal times. Furthermore, Canfor’s excellent balance sheet, combined with continuing efforts at cost reduction, ensures that the company will likely be able to weather the current difficult period and be well positioned at the end of the downturn.

[1]	Net debt (total debt less cash and marketable securities) divided by net debt plus shareholders’ equity.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

24 The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 94.0%
Australia: 1.1%
302,942	Macquarie Bank Ltd.	$21,863,096
Austria: 1.2%
293,511	Erste Bank Der Oesterreichischen Sparkassen AG	22,935,755
Belgium: 1.6%
357,800	Omega Pharma	31,069,845
Brazil: 0.8%
972,873	Gafisa S.A.	15,220,828
Canada: 4.5%
670,400	Canadian Natural Resources Ltd.	44,481,040
1,918,500	Canfor Corp.*	24,300,339
1,847,786	Saskatchewan Wheat Pool, Inc.*	19,095,555
		87,876,934
Finland: 1.1%
376,300	Metso OYJ	22,292,943
France: 6.4%
238,449	Accor S.A.	21,186,240
361,600	Alstom	60,726,852
201,760	Eurazeo	29,213,619
172,097	Veolia Environnement	13,501,645
		124,628,356
Germany: 4.7%
519,700	Bayerische Motoren Werke (BMW) AG	33,732,245
1,339,000	MLP AG	25,796,231
497,500	MTU Aero Engines Holding AG	32,446,003
		91,974,479
Greece: 2.1%
1,147,900	OPAP S.A.	40,659,887
Hong Kong: 9.1%
24,963,800	Agile Property Holdings Ltd.	32,694,187
28,655,900	China Coal Energy Co.*	42,953,797
12,252,000	China Communications Construction Co. Ltd.	21,937,893
16,623,300	CNOOC Ltd. ADR	18,836,962
1,536,930	Guoco Group Ltd.	21,563,567
1,844,000	Hutchison Whampoa Ltd.	18,313,117
45,630,261	Shanghai Electric Group Co. Ltd.	20,542,605
		176,842,128
Ireland: 1.0%
968,000	Bank of Ireland	19,551,801
Israel: 1.9%
885,400	Teva Pharmaceutical Industries Ltd.	36,522,750
Japan: 10.8%
395,000	Asatsu-DK, Inc.	13,347,514
939,700	Hitachi Construction Machinery Co. Ltd.	32,667,339
738,000	Honda Motor Co. Ltd.	26,911,389
1,223,200	Nichicon Corp.	17,435,346
1,433,000	Nikko Cordial Corp.	18,707,208
86,000	Nintendo Co. Ltd.	31,429,845
3,431,000	Nippon Sheet Glass Co. Ltd.	15,652,956
387,000	Rohm Co. Ltd.	34,339,370
190,010	Yamada Denki Co. Ltd.	19,831,683
		210,322,650
Mexico: 2.4%
747,100	America Movil S.A. de C.V.	46,267,903
Netherlands: 1.8%
1,960,000	Qiagen NV*	35,242,648
Norway: 2.5%
760,300	Norske Skogindustrier ASA	10,987,162
1,185,300	Statoil ASA	36,891,413
		47,878,575
Philippines: 1.9%
309,580,000	PNOC Energy Development Corp.	37,484,281
Poland: 0.6%
6,996,000	Netia S.A.	11,179,732
Singapore: 2.6%
20,486,000	BIL International Ltd.	21,020,208
3,600,000	Capitaland Ltd.	19,057,578
1,399,200	Keppel Corp. Ltd.	11,430,626
		51,508,412
South Korea: 5.3%
232,960	LG Corp.	12,040,743
370,500	Samsung Techwin Co. Ltd.	19,530,606
705,817	Shinhan Financial Group Co. Ltd.	42,936,532
123,800	SK Telecom Co. Ltd.	28,542,945
		103,050,826
South Africa: 1.8%
213,200	Anglo Platinum Ltd.	35,225,966
Spain: 1.9%
620,600	Inditex S.A.	36,723,929
Sweden: 1.8%
8,776,500	Telefonaktiebolaget LM Ericsson	35,195,463

Schedule of Investments 25

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares/ Principal Amount		Value
Switzerland: 7.2%
681,425	Actelion Ltd.*	$30,422,250
132,711	Holcim Ltd.	14,397,534
207,727	Lonza Group AG	19,107,965
252,902	Roche Holding AG	44,915,362
537,700	UBS AG	32,329,646
		141,172,757
Taiwan: 1.3%
31,157,485	Fuhwa Financial Holding Co. Ltd.	17,680,493
10,129,000	Giga Byte Technology Co. Ltd.	7,566,085
		25,246,578
United Kingdom: 13.2%
3,196,124	Brit Insurance Holdings Plc	22,074,097
2,342,900	British Sky Broadcasting Group Plc	30,082,858
2,118,700	Cadbury Schweppes Plc*	28,904,386
1,746,400	Carpetright Plc	39,592,009
1,395,600	Diageo Plc	29,035,218
1,196,100	Glaxosmithkline Plc	31,315,790
1,383,360	Southern Cross Healthcare Ltd.	15,694,706
4,129,145	Tesco Plc	34,668,972
571,300	Willis Group Holdings Ltd.	25,171,478
		256,539,514
United States: 3.4%
436,600	NII Holdings, Inc.*	35,251,084
322,145	Southern Copper Corp.	30,365,388
		65,616,472
TOTAL COMMON STOCKS (cost $1,444,947,430)		1,830,094,508

SHORT-TERM INVESTMENTS: 5.9%
113,952,000	State Street Bank & Trust Co., 3.600%, 06/30/07, due 07/02/07 [collateral: $117,267,297, Federal Home Loan Bank, 4.375%, due 09/17/10, Fannie Mae, 3.250%, due 08/15/08, Federal Home Loan Bank, 3.750%, due 08/15/08, value $116,245,606] (proceeds $113,986,186)	113,952,000

TOTAL SHORT-TERM INVESTMENTS (cost $113,952,000)		113,952,000

TOTAL INVESTMENTS IN SECURITIES (cost $1,558,899,430): 99.9%		1,944,046,508

Other Assets less Liabilities: 0.1%		2,614,387

Net Assets: 100%		$1,946,660,895

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

26 The Masters’ Select Funds Trust

Masters’ Select Value Fund Review

In a strong first half of the year for equity markets, Masters’ Select Value gained 8.81%, surpassing the 6.01% gain for its Russell 3000 Value benchmark and the 7.03% return of the Lipper Multi-Cap Value Index.

In our 2006 Annual Report we noted that the fund began to rebound last August (after having lagged its benchmark for the previous two years) and we are pleased to see the outperformance continue through the first half of 2007. From August 1, 2006 through June 30, 2007, the Value fund returned 28.65% compared to 18.86% for the Russell 3000 Value.

Returns from 8/1/2006 through 6/30/2007

Past performance is no guarantee of future results. Please refer to page 5 for standardized performance and the risks associated with investing in the Masters’ Select Value Fund.

This strong recent performance has once again moved the fund’s long-term return, which is our primary focus, ahead of its Russell benchmark. Since the fund’s inception seven years ago (6/30/00) through 6/30/07, Masters’ Select Value has generated an average annual return of 10.22% compared to 9.86% for the Russell 3000 Value Index and 9.39% for the Lipper Multi-Cap Value Index.

Performance and Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2007.

Performance of managers: In the first half of the year, three of the four managers outperformed their benchmark while the other manager underperformed. The individual manager returns ranged from 4.9% to 14.9%, compared to the Russell 3000 Value Index’s gain of 6.0%. Over shorter time periods, we do not expect every manager to outperform his benchmark, but that is our (and their) long-run performance goal. Since the fund’s inception in 2000 three of the four managers have achieved that goal taking into account all fund expenses.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through June 30, 2007
Masters’ Select Value	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	6.57%
Manager 2	1.52%
Manager 3	1.32%
Manager 4	-1.17%

Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Michael Embler	06/30/00	Russell 3000 Value
Mason Hawkins	06/30/00	Russell 3000 Value
Bill Miller	06/30/00	S&P 500
Bill Nygren	06/30/00	Russell 3000 Value

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may also provide some insight into the fund’s relative performance over shorter time periods. Based on our attribution analysis, the fund’s outperformance in the first half of the year was a function of both its overall sector exposures as well as the managers’ stock selection relative to the Russell 3000 Value Index. With regard to the sector exposure, the fund’s very large underweighting to the financials sector -- the worst-performing sector in the index -- was a significant positive contributor. On the other hand, as has been the case for several years the fund is significantly under-allocated to the energy sector. Energy was one of the best-performing sectors in the first half of the year, so our under-exposure hurt returns relative to the index. The impact of stock selection was generally positive across the board, with the biggest positive contributors coming from some of the fund’s industrials (Orkla up 44%) and consumer staples companies (KT&G up 20% and Imperial Tobacco up 19%). The one negative area for stock selection was within telecom services, as Level 3 Communications, one of last year’s biggest gainers, lagged the benchmark return for that sector.

Leaders and laggards: During the first half of the year, all four Masters’ Select Value stock pickers placed at least one security among the ten with the largest gains (whether based on dollar gain or percentage return). All four managers also had at least one stock among the fund’s ten worst-performing stocks. It is typical for most if not all of the managers to appear on both lists. Amazon.com was the biggest winner, gaining 73%. In 2006, Amazon was one of the fund’s biggest losers. Other big percentage gainers include Orkla (up 44%), Discovery Holding Co. (up 43%) and Temple Inland (up 35%). The two largest losers were homebuilders, Ryland Group (down 31%) and Pulte Homes (down 20%). Nine of the fund’s ten largest winners and nine of the largest losers (including the homebuilders) were still held in the portfolio at mid-year.

See table on page 29 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Value for the past six months tells us nothing about how successful the holding will ultimately become. (As noted in the shareholder letter at the beginning of this report, Amazon is a good example of this point.) The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Fund Summary 27

Portfolio mix: The Masters’ Select Value stock pickers construct their concentrated sub-portfolios using a bottom-up, fundamental investment approach. In doing so, they pay little attention to benchmark sector and stock weightings, and as a result, the overall fund portfolio looks very different from the Russell 3000 Value Index. As has been true for several years, the fund’s largest weighting continues to be in the consumer discretionary sector (36% versus a 9% weighting for the index). The fund is also overweighted to technology and telecom stocks. The fund has a large underweighting to the financial sector (12% versus 34%), energy stocks (0% versus 12%), utilities (0% versus 6%) and health care (3% versus 7%).

At the end of June, the fund’s foreign stock exposure stood at 19%. The fund’s exposure to mid-cap U.S. stocks stood at 19% and large caps at 59%. Cash accounted for 2% of the portfolio.

As we have discussed in prior reports, the fund’s portfolio continues to be more growth oriented than the benchmark. For example, earnings of the companies in the portfolio are expected to grow 13% over the next five years, compared to 9.6% forecasted growth for the benchmark. The portfolio’s Price/Earnings ratio is 20 times forecasted 12-month earnings, compared to 14 times for the benchmark. These earnings forecasts are a consensus of Wall Street analysts’ forecasts rather than the forecasts of the Masters’ stock pickers, but nevertheless provide some insight into the portfolio’s characteristics.

Please see page 30 for a breakout of the fund’s sector and market-cap exposure.

In Closing

Over the past four and a half years the Russell 3000 Value has returned 18% per annum. We doubt returns over the next four or five years for the value index will be anywhere near that high. While stock valuations appear reasonably attractive on the surface, earnings growth is likely to slow and there is a risk of rising interest rates. Moreover, although the global economy is strong, this economic cycle is mature and probably now closer to the end than the beginning. We are not saying that stocks won’t perform well over the next five years. We do expect them to outperform bonds and provide at least satisfactory returns relative to inflation. However, there are risks and we think investor return expectations should probably be ratcheted down. That being said, all four managers on Masters’ Select Value remain quite enthusiastic about the prospects for their portfolio holdings over their investment horizons.

As always, we thank you for your confidence and continue to invest alongside you. As fellow shareholders we are fortunate to be partnered with a highly skilled group of sub-advisors who are committed to running high-conviction concentrated portfolios for the fund. In our role as Advisor to the Masters’ Select Funds and working with our sub-advisor partners, we remain focused on achieving the fund’s goal of superior long-term performance.

Please refer to pages 68 and 69 for index definitions and industry terms and definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

28 The Masters’ Select Funds Trust

Masters’ Select Value Fund Leaders and Laggards

For the Six Months Ended June 30, 2007

Value Fund by $ Gain (Loss)

Security	Gain (Loss)	% Change
Amazon.com, Inc.	5,572,875	73.4%
Orkla ASA - Class A	3,808,019	43.7%
Discovery Holding Co. - Special Class A	2,486,760	42.9%
Sprint Nextel Corp.	2,405,286	12.2%
Dell, Inc.	2,213,506	13.9%
Temple-Inland, Inc.	2,106,750	34.9%
Tyco International Ltd.	1,908,682	11.4%
Korea Tob & Ginseng Corp	1,758,184	20.1%
Imperial Tobacco Group Plc	1,741,887	18.9%
General Motors Corp.	1,690,340	24.7%
	25,692,289

Ryland Group, Inc.	(2,025,891)	-31.1%
Pulte Homes, Inc.	(1,834,351)	-19.5%
DIRECTV Group Inc. (The)	(861,198)	-7.3%
IAC/InterActiveCorp	(583,412)	-6.5%
Mitsubishi UFJ Financial Group, Inc.	(411,557)	-7.2%
Western Union Co. (The)	(393,050)	-6.9%
Fortis	(309,761)	-4.2%
Washington Mutual, Inc.	(268,539)	-4.1%
Virgin Media, Inc.	(216,705)	-3.4%
Limited Brands	(205,181)	-3.5%
	(7,109,645)

Value Fund by % Gain (Loss)

Security	Gain (Loss)	% Change
Amazon.com, Inc.	5,572,875	73.4%
Orkla ASA - Class A	3,808,019	43.7%
Discovery Holding Co. - Special Class A	2,486,760	42.9%
Temple-Inland, Inc.	2,106,750	34.9%
Sika AG	1,659,252	33.5%
General Motors Corp.	1,690,340	24.7%
Aon Corp.	1,286,900	21.4%
Liberty Media Corp. - Capital	861,875	20.1%
Korea Tob & Ginseng Corp	1,758,184	20.1%
Imperial Tobacco Group Plc	1,741,887	18.9%
	22,972,842

Ryland Group, Inc.	(2,025,891)	-31.1%
Pulte Homes, Inc.	(1,834,351)	-19.5%
DIRECTV Group Inc. (The)	(861,198)	-7.3%
Mitsubishi UFJ Financial Group, Inc.	(411,557)	-7.2%
Western Union Co. (The)	(393,050)	-6.9%
IAC/InterActiveCorp	(583,412)	-6.5%
Fortis	(309,761)	-4.2%
Washington Mutual, Inc.	(268,539)	-4.1%
Limited Brands	(205,181)	-3.5%
Virgin Media, Inc.	(216,705)	-3.4%
	(7,109,645)

Fund Summary 29

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value
Bill MIller	Legg Mason Capital Management, Inc.	25%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest traditional value stocks or growth stocks
Bill Nygren	Harris Associates L.P.	25%	Mostly large and mid-sized companies	Value
Michael Embler/Peter Langerman	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition*

The fund holds 51 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.3 - $12.3 billion
Large-Cap Domestic > $12.3 billion

*	Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 3000 Value Index
Consumer Discretionary	36.2%	8.7%
Consumer Staples	9.2%	7.1%
Energy	0.0%	12.4%
Finance	12.2%	33.7%
Health Care & Pharmaceuticals	2.7%	6.9%
Industrials	6.7%	10.5%
Materials	8.2%	4.2%
Technology	11.3%	4.6%
Telecommunications	11.2%	6.0%
Utilities	0.0%	5.9%
Cash Equivalents & Other	2.3%	0.0%
	100.0%	100.0%

30 The Masters’ Select Funds Trust

Masters’ Select Value Fund Stock Highlights

Amazon.com (AMZN) - Bill Miller

Amazon.com operates retail websites and offers services that enable third parties to sell products through both Amazon and their own websites. Beginning primarily as a retailer of books and music, Amazon now sells a wide range of consumer goods, including electronics, apparel, toys and groceries. During the first half of 2007, shares of Amazon soared 73% as margins rebounded from last year’s technology-and-development-induced slump and management indicated that margins would continue to expand throughout 2007. Even after the advance, we continue to believe Amazon can generate substantial value for long-term shareholders through continued development of its core retail platform and growth in nascent initiatives such as Amazon Web Services.

We believe Amazon can sustain double-digit revenue growth for the foreseeable future, as the company has plenty of room to expand in a massive global market. While Amazon has already dramatically increased its sales categories in the U.S., its offerings in international markets remain far more limited. Further, Amazon has the opportunity to enter new countries and increase its U.S. penetration as e-commerce’s share of total retail sales continues to grow.

Amazon has guided for high-single-digit to low-double-digit operating margins over the long term. We believe this upside, which represents roughly twice Amazon’s most recent operating margin, is achievable for several reasons. First, as Amazon continues to scale, it should accrue substantial benefits from reduced shipping expenses and lower cost of goods sold in non-media businesses. Second, we expect continued deceleration in Technology & Content spending after a cyclical spike in 2006 to launch new initiatives such as Amazon Unbox and Amazon Web Services. Finally, we believe Amazon can reduce its payment processing costs by building, buying, or partnering to create a payment system that suits its goals rather than paying the large fees levied by Visa and MasterCard, which we view as unjustifiably high.

Amazon Web Services and Fulfillment by Amazon are potential “home run” opportunities that leverage Amazon’s technology platform to offer smaller Web merchants the logistics and infrastructure they need to succeed. Amazon has made a substantial investment in building significant storage capabilities and a logistics system that can pick and pack objects of any size, weight and dimension. By selling these fixed cost resources, Amazon can bolster both revenue and margins.

Although capital spending pressured margins in recent years, disappointing many investors, Amazon now appears prescient in positioning itself to take advantage of the growth initiatives mentioned above. With development expenses slowing, Amazon is directing free cash flow to share repurchases, buying back $248 million of stock in the first quarter. We have confidence in management’s ability to adjust its capital allocation depending on available growth opportunities and the market environment. With a business model designed to earn triple-digit returns on capital and a management team focused on maximizing terminal value, we continue to believe that Amazon can grow intrinsic value significantly from here.

Liberty Interactive (LINTA) - Bill Nygren

Liberty Interactive owns QVC, voting control of both Interactive Corp (IACI) and Expedia (EXPE), and also owns some small e-commerce sites. QVC accounts for the overwhelming majority of LINTA’s asset value and is the main attraction for the stock. QVC is the largest television shopping company in the world, with sales exceeding $7 billion last year, in just their twenty-first year of existence. Over the past five years, QVC’s record has continued to be very strong with their number of customers up 25%, sales-per-customer up 45%, total sales up 80% and operating cashflow up over 125%. And for those who still think of home shopping as the Cubic Zirconium channel, you might be surprised to find that jewelry accounts for only one-fifth of sales, distantly trailing the home furnishings and apparel segments. Most QVC products are of department store quality and are priced more attractively than in stores.

A potential investor in LINTA could agree with our view that QVC will continue growing sales at a double-digit annual rate, do a quick calculation showing the stock trading at 21 times expected 2008 earnings, and assume that the market had already appropriately accorded LINTA the premium that it deserves. We think they’d be missing two important facts. First, LINTA records annual amortization expense that amounts to half their expected 2008 earnings. This expense is a non-cash charge resulting from the 2003 transaction when Liberty purchased control of QVC from Comcast. Had Liberty always owned all of QVC, this expense would not exist. Adding back amortization increases earnings and lowers the 2008 P/E from 21 to 14 times. Second, unlike most retailers, since QVC does not have bricks and mortar stores, sales growth does not require much investment spending. This leaves most of LINTA’s earnings available for other uses, including share repurchase. LINTA repurchased 3% of their outstanding shares last quarter, bringing the total repurchased over the past year to more than 10%. Sometimes investors overly focus on earnings growth, forgetting that earnings-per-share growth is a ratio that compares the change in earnings to the change in outstanding shares. We believe LINTA can grow the numerator of that ratio at a double-digit rate while continuing to meaningfully shrink the denominator, leading to more rapid growth in earnings and business value when measured on a per-share basis.

Fortis - Michael Embler

Fortis is the largest bank in Belgium (both retail and commercial), the #4 bank in the Netherlands and is one of the top insurers in both markets. They also have a unique pan-European merchant banking division and wealth management businesses. Fortis’ history as a slow, sleepy bancassurer with limited growth plagued it throughout 2000-2003, but a management change in late 2004 has revitalized the franchise and delivered a strong expansion in earnings. Currently, Fortis (along with Royal Bank of Scotland and Santander) is part of the consortium bidding on ABN Amro with Fortis’ interest residing in acquiring ABN’s Dutch Banking, Asset Management and Private Banking Businesses.

Fund Summary 31

We believe that Fortis is materially undervalued and presents an excellent value to investors at current levels; Fortis is trading at around 8.5x 2007 earnings while pan-European banks are trading at 11.6x 2007 earnings. The reasons for the mispricing of Fortis are rooted both in historical and current events. First, Fortis displayed lackluster growth in its franchise until 2004 when there was a change in CEO. Many investors have not yet recognized the change in the growth profile at Fortis, which on a conservative basis should produce a 12% earnings CAGR for 2006 - 2011 which is in excess of the growth expected for the pan-European banking sector. Second, it is uncertain as to who will ultimately acquire ABN Amro. Fortis and the Consortium are competing with Barclays Bank and while the economics of the Consortium bid are superior to Barclays’ bid, ABN Amro has not yet conclusively committed to the Consortium bid while a legal decision is awaited regarding the sale of ABN’s LaSalle Bank subsidiary. In the case of Fortis losing the bid for ABN, Fortis shares should benefit as they will not have to raise equity to finance the ABN bid and the market can clearly refocus on the organic growth in Fortis’ businesses. In the event that Fortis succeeds in acquiring the ABN businesses, Fortis will deliver an ROI well in excess of its cost of capital and generate solid value for shareholders. The ABN acquisition would give Fortis clear gains in Dutch Banking (they will become a top 3 Retail Bank and the #1 Commercial Bank), a top 3 position in European private banking and create a European Asset Manager with over EUR300B in assets under management. Pre-tax synergies are estimated to be over EUR1.3B and the acquisition will enhance EPS by 4.3% when fully integrated. Third, the earnings mix of Fortis has changed markedly over the last three years, changing from roughly an even split of bank and insurance earnings to over ¾ of the earnings generated from banking. This has caused confusion in the brokerage community as to how Fortis should be analyzed and many analysts covering Fortis in the sell-side community are insurance analysts who aren’t focused on uncovering value in the banking divisions. In any case, we believe the mis-valuation of Fortis is transitory in nature.

Also, the fundamental backdrop for banking in Europe continues to be much more benign than in the U.S. as margin squeeze is less severe than in the U.S. and volumes are growing as European borrowers are proving to be much more pro-cyclical in their borrowing habits as GDP expands rather than rate sensitive. This backdrop is supportive of an environment where separately valuing the business units within Fortis leads to a stock trading at a significant discount to its intrinsic value when applying market multiples to the banking and insurance units. Risks for Fortis are shared by most of the European banking sector; interest rate sensitivity and the eventual reemergence of credit risk in the corporate sector. Management at Fortis has a strong track record and seems to be allergic to aggressive lending practices leading us to be very comfortable with the risk-reward ratio. Current prices discount a majority of negative outcomes and a significant upside exists.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 68 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

32 The Masters’ Select Funds Trust

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares		Value

COMMON STOCKS: 97.7%
Consumer Discretionary: 36.2%
192,500	Amazon.com, Inc.*	$13,168,925
229,500	Comcast Corp. - Special Class A*	6,416,820
470,600	DIRECTV Group Inc. (The)*	10,875,566
360,400	Discovery Holding Co. - Special Class A*	8,285,596
300,000	Eastman Kodak Co.	8,349,000
223,000	General Motors Corp.	8,429,400
325,000	Home Depot, Inc. (The)	12,788,750
230,000	IAC/InterActiveCorp.*	7,960,300
43,750	Liberty Media Corp. - Capital*	5,148,500
470,250	Liberty Media Corp. - Interactive*	10,500,683
202,320	Limited Brands	5,553,684
127,500	Mcdonald’s Corp.	6,471,900
212,000	Pulte Homes, Inc.	4,759,400
119,100	Ryland Group, Inc.	4,450,767
277,000	Time Warner, Inc.	5,828,080
135,500	Viacom, Inc. - Class B*	5,640,865
254,947	Virgin Media, Inc.	6,213,058
255,000	Walt Disney Co/the	8,705,700
184,000	Yum! Brands, Inc.	6,020,480
		145,567,474
Consumer Staples: 9.2%
222,809	Imperial Tobacco Group Plc	10,312,541
1,650	Japan Tobacco, Inc.	8,129,330
144,299	KT&G Corp.	10,152,552
37,800	Pernod-Ricard SA	8,378,457
		36,972,880
Finance: 12.2%
170,000	Aon Corp.	7,243,700
2,392	Berkshire Hathaway, Inc. - Class B*	8,623,160
100,000	Capital One Financial Corp.	7,844,000
20,000	Fairfax Financial Holdings Ltd.	3,827,166
163,280	Fortis	6,960,137
170,000	JPMorgan Chase & Co.	8,236,500
146,500	Washington Mutual, Inc.	6,246,760
		48,981,423
Health Care, Pharmaceuticals & Biotechnology: 2.7%
167,000	IMS Health, Inc.	5,365,710
93,810	Rhoen Klinikum AG	5,678,022
		11,043,732
Industrials: 6.7%
72,129	Armstrong World Industries, Inc.*	3,617,269
44,000	FedEx Corp.	4,882,680
547,120	Tyco International Ltd.*	18,487,185
		26,987,134

Shares/ Principal Amount		Value

Materials: 8.2%
281,621	Cemex S.A. de C.V. - ADR*	$10,391,815
3,200	Sika AG	6,535,414
131,180	Temple-Inland, Inc.	8,071,505
98,592	Weyerhaeuser Co.	7,781,867
		32,780,601
Technology: 11.3%
36	Comdisco Holding Co., Inc.*	452
3,650,000	Comdisco, Inc.*	-
634,000	Dell, Inc.*	18,100,700
15,000	Google, Inc. - Class A*	7,850,700
264,000	Intel Corp.	6,272,640
254,000	Western Union Co. (The)	5,290,820
300,000	Yahoo!, Inc.*	8,139,000
		45,654,312
Telecommunication Services: 11.2%
2,227,708	Level 3 Communications, Inc.*	13,032,092
1,063,000	Sprint Nextel Corp.	22,014,730
84,000	Telephone & Data Systems, Inc. - Special Shares	5,255,880
84,000	Telephone & Data Systems, Inc.	4,834,200
		45,136,902
TOTAL COMMON STOCKS (cost $284,142,334)		393,124,458
PREFERRED STOCK: 0.0%
Telecommunication Services
54	PTV, Inc.*	286
TOTAL PREFERRED STOCKS (cost $0)		286

SHORT-TERM INVESTMENTS: 2.3%
9,326,000	State Street Bank & Trust Co., 3.600%, 06/30/07, due 07/02/07 [collateral: $10,110,000, Federal Home Loan Bank, 4.375%, due 09/17/10, Fannie Mae, 6.000%, due 04/18/36, Fannie Mae, 3.750%, due 07/25/08, value $9,518,590] (proceeds $9,328,798)	9,326,000

TOTAL SHORT-TERM INVESTMENTS (cost $9,326,000)		9,326,000

TOTAL INVESTMENTS IN SECURITIES (cost $293,468,334): 100.0%		402,450,744

Other Assets less Liabilities: 0.0%		43,009

Net Assets: 100.0%		$402,493,753

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 33

Masters’ Select Smaller Companies Fund Review

In the first half of 2007, smaller company stocks mostly kept pace with large-caps and generated strong returns. But in a turnaround from the last several years, small-cap growth stocks outperformed their small-value brethren by a wide margin. Masters’ Select Smaller Companies returned 13.12% during this period, outperforming the 6.45% gain for its Russell 2000 benchmark and the 9.54% return for the Lipper Small-Cap Core Index.

This marks a strong short-term rebound from a disappointing year for the Smaller Companies Fund in 2006. Since the fund’s inception four years ago (6/30/03) through 6/30/07 it has generated a 17.15% average annual return in what has been a bull market period for small-cap stocks. The Russell 2000 Index has gained 18.13% during the same time span. These returns are well above the long-term historical average for smaller-cap stocks, and are not sustainable in our opinion.

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2007.

Performance of managers: In the first half of the year, all four of the current sub-advisors outperformed their benchmarks by large margins. The fifth manager, who was removed in June, also outperformed during their tenure for the year. The individual manager returns for the half-year ranged from 11.4% to 16.5%. Over short time periods we do not expect every manager to outperform his benchmark, but that is our (and their) long-term performance goal. All three of managers who have been with the fund since its inception have outperformed their benchmarks during this time. Copper Rock has been a sub-advisor on the fund for almost a year and is also ahead of its benchmark. As discussed on the next page, in June we removed and replaced one of the fund’s original sub-advisors.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through June 30, 2007*
Masters’ Select Smaller Companies	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	6.77%
Manager 2	2.33%
Manager 3	2.26%
Manager 4	0.53%

*	This table does not include either the sub-advisor who was removed, or his replacement.

Listed Alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Bill D’Alonzo	06/30/03	Russell 2000 Growth
Malouf/Walsh	07/17/06	Russell 2000 Growth
Bob Rodriguez	06/30/06	Russell 2000 Value
Dick Weiss	06/30/06	Russell 2000

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s shorter term performance relative to the Russell 2000 Index. Based on our attribution analysis, the fund’s overall sector exposure had a positive effect during the first half of 2006. In particular, the fund had a large underweighting to the financials sector, which was the poorest-performing sector in the index. An overweighting to the strong-performing energy and industrials sectors was also a positive contributor. In contrast, the lack of exposure to the materials sector - the top-performing small-cap sector - as well as the fund’s relatively large cash position hurt relative returns.

More important than the sector exposures, the managers’ stock selection was the primary driver of the fund’s strong relative performance during the period. The stock picking was particularly strong in the information technology, financials, industrials and energy areas, led by Avnet (up 49%), Investor Financial Services (up 40%), Taser International (up 37%) and National Oil Well Varco (up 68%), respectively. Stock picking was generally poor within the consumer discretionary and health care sectors.

Leaders and laggards: All five of the fund’s managers placed at least one stock on the list of the top ten percentage gainers for the first half of the year. Four of the managers also held at least one of the top ten losers during this period; Dick Weiss was the exception. Seven of the ten largest winners were still held in the portfolio at mid-year, while only one of the ten largest losers, Charming Shoppes, remained.

See the table on page 36 for the portfolio leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Smaller Companies for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The biggest changes to the fund’s sector allocations during the period were a decrease in the technology weighting to 23% (from 27% at year end) and an increase in the energy weighting to 13% (from 9%). Relative to the Russell 2000 Index, the fund remains overweighted to energy (13% versus 6% for the index) and tech stocks (23% versus 18%). It is significantly underweight to financials (8% versus 21%) and materials stocks (0% versus 5%). Cash accounted for 12% of net assets.

The fund’s allocation to micro-cap stocks (below $500 million market cap) declined substantially from year-end 2006, and stood at 4% at mid-year, its lowest level in the fund’s history. The allocation to companies in the $500 million to $1.6 billion market cap range increased commensurately to 52% of the portfolio, its highest weighting ever. The fund’s top holding is a large-cap name, National Oilwell Varco, an oil/gas drilling company with a market cap of roughly $18 billion. It is owned by two sub-advisors who bought their initial positions in 2003 and 2005. Since then, the stock has appreciated between 4.4 and 5.4 times the managers’ average purchase price. While we ask our sub-advisors to focus the majority of their purchases among companies that fall within the Russell 2000 market cap range, we do not force them to sell a holding if it moves above that range due to price appreciation as long as it remains among their highest-conviction ideas. The fund’s weighted average market cap is $2.0 billion, up from $1.8 billion at year end. Please see the table on page 37 for the fund’s sector weights and market cap exposure.

34 The Masters' Select Funds Trust

New Sub-Advisor: Reed, Conner & Birdwell, LLC

On June 4, Reed, Conner & Birdwell (RCB) was added as a new sub-advisor on the fund, replacing Ariel Capital Management. RCB is targeted to manage approximately 20% of the fund’s assets—the same as the fund’s other four sub-advisors.

Jeff Bronchick and Tom Kerr are the portfolio managers responsible for the segment of the fund’s assets managed by RCB. Bronchick and Kerr are partners in RCB and co-managers of the firm’s small-cap value investment strategy. Bronchick joined RCB in 1989 as a research analyst and currently is Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund. Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston. Kerr has been with RCB since 1994 and currently is a portfolio manager and equity analyst and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund. Prior to joining the firm, Kerr was an analyst with The Fuji Bank, Ltd, D.R. Morgan and GE Capital. Bronchick and Kerr are supported by a team of analysts.

We began our due diligence on RCB in January 2007. Over the following five months we had multiple conference calls with Bronchick, Kerr, and other team members. We also spent a day at RCB’s Los Angeles office, meeting individually with members of the investment team. Our due diligence enabled us to gain an in-depth understanding of RCB’s investment process and the discipline with which it is executed, and to assess their enthusiasm and approach to running a highly concentrated portfolio for Masters’ Select. In each of these areas, RCB has been very impressive.

The objective of RCB’s fundamental research is to identify good businesses with shareholder-oriented management and attractive valuations. RCB’s small-cap universe consists of companies between $100 million and $2 billion. Analysis of return on invested capital (ROIC) or “economic value” generation is the main driver in determining an attractive business. The team identifies potentially attractive “value” opportunities through the use of quantitative screens as well as qualitative industry research (e.g. company visits, trade journals, etc.). The team’s valuation analysis relies on a combination of valuation methodologies. Discounted cash flow (DCF) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, and implied market expectations. When building the DCF, the team models out several years, with particular emphasis on the first three years. Beyond that, they use a conservative longer-term growth assumption to provide a margin of safety. Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, they will not invest. They also look at valuation multiples such as price-to-earnings, but use this data more as a double check rather than as a means to value a stock. The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g., cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

RCB places a strong emphasis on company management because they view management as the catalyst for earnings and valuation growth. The team meets with or talks to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value. RCB also looks at how management is paid, its motivation to execute, and how they’ve executed in the past using ROIC as a management scorecard.

Factors that can lead RCB to sell a position include a change in the course of business that alters the original reason for investing, a management change or disappointment, or overvaluation of the stock. A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

With regard to Ariel, which had been a sub-advisor since the inception of Masters’ Select Smaller Companies Fund, it is Litman/Gregory’s policy not to comment on the reasons for removing a Masters’ Select manager. Nevertheless, we feel compelled to say that we continue to have a very high level of respect for John Rogers and the Ariel organization and we are disappointed that the sub-advisor relationship did not work out as we both expected. The Q&A posted on the Masters’ Select website (www.mastersfunds.com) lists the general reasons as to why we might make a sub-advisor change.

In Closing

When we launched the Masters’ Select Smaller Companies fund in June 2003 we believed smaller-cap stocks, in general, were undervalued. Since then, the Russell 2000 has gained over 18% annually. We are not going out on a limb to say that such high returns for small-cap stocks are unlikely to be repeated over the next four years. However, we are optimistic that Masters’ Select Smaller Companies’ relative performance versus the index will be better over the next four-plus years than it has been during the past four. While there can be no guarantees, our optimism derives from our confidence in our group of sub-advisors and their ability to execute a concentrated investment strategy of their highest-conviction ideas. The fact that the three most established Masters’ Select funds (Equity, International and Value) have all beaten their benchmarks since inception gives us additional confidence that over the long-term the same can be true for the Smaller Companies fund. All the Masters’ Select funds employ the same rigorous management selection process and criteria and build portfolios using the same high-conviction idea mandate.

As always, we value your confidence and continue to invest alongside you. We remain focused on the goal of generating excellent long-term performance relative to the fund’s benchmarks.

Past performance is no guarantee of future results. Please refer to page 5 for standardized performance and the risks associated with investing in the Masters’ Select Smaller Companies Fund.

This material should not be interpreted as an offer of any other funds mentioned.

Please refer to pages 68 and 69 for index definitions and industry terms and definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary 35

Masters’ Select Smaller Companies Fund Leaders and Laggards

For the Six Months Ended June 0, 007

Smaller Companies Fund by $ Gain (Loss)

Security	Gain (Loss)	% Change
National Oilwell Varco, Inc.	3,563,407	68.3%
Magma Design Automation, Inc.	2,982,767	53.4%
Avnet, Inc.	2,972,201	48.6%
BE Aerospace, Inc.	2,171,783	38.6%
Cbeyond, Inc.	1,889,752	28.3%
Taser International, Inc.	1,879,236	36.6%
HUB Group, Inc.	1,797,482	27.6%
Ariba, Inc.	1,447,038	28.3%
Investor Financial Services Corp.	1,404,417	40.4%
Anadigics, Inc.	1,365,161	37.1%
	21,473,244

SimpleTech, Inc.	(1,570,403)	-21.3%
Rackable Systems, Inc.	(1,524,395)	-31.5%
dELiA*s, Inc.	(1,464,769)	-23.4%
Radiation Therapy Services, Inc.	(1,027,856)	-12.5%
Mcclatchy Co.	(892,899)	-23.5%
Journal Register Co.	(870,596)	-17.1%
Charming Shoppes, Inc.	(817,830)	-20.0%
American Commercial Lines, Inc.	(698,826)	-16.1%
Pinnacle Entertainment, Inc.	(673,260)	-11.5%
Petroquest Energy, Inc.	(592,683)	-17.9%
	(10,133,517)

Smaller Companies Fund by % Gain (Loss)

Security	Gain (Loss)	% Change
National Oilwell Varco, Inc.	3,563,407	68.3%
Magma Design Automation, Inc.	2,982,767	53.4%
Avnet, Inc.	2,972,201	48.6%
Investor Financial Services Corp.	1,404,417	40.4%
BE Aerospace, Inc.	2,171,783	38.6%
Atwood Oceanics, Inc.	255,318	37.3%
Anadigics, Inc.	1,365,161	37.1%
Taser International, Inc.	1,879,236	36.6%
Anixter Intl Inc	516,567	35.4%
Ariba, Inc.	1,447,038	28.3%
	18,557,895

Rackable Systems, Inc.	(1,524,395)	-31.5%
Mcclatchy Co.	(892,899)	-23.5%
dELiA*s, Inc.	(1,464,769)	-23.4%
SimpleTech, Inc.	(1,570,403)	-21.3%
Charming Shoppes, Inc.	(817,830)	-20.0%
Petroquest	(592,683)	-17.9%
Journal Register Co.	(870,596)	-17.1%
Angiodynamics, Inc.	(527,199)	-16.4%
American Commercial Lines, Inc.	(698,826)	-16.1%
Divx, Inc.	(206,557)	-14.3%
	(9,166,157)

36 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick and Tom Kerr	Reed, Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Robert Rodriguez	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Dick Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price
Michael Malouf and Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth

Portfolio Composition*

The fund holds 67 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Micro-Cap < $500 million
Small-Cap $500 million - $1.6 billion
Small/Mid-Cap $1.6 billion - $4 billion
Mid-Cap $4 billion - $12.3 billion
Large-Cap > $12.3 billion

*  Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 2000 Index
Consumer Discretionary	15.3%	15.9%
Consumer Staples	3.4%	3.0%
Energy	12.9%	5.6%
Finance	8.1%	21.1%
Health Care & Pharmaceuticals	9.6%	12.1%
Industrials	15.0%	15.1%
Materials	0.0%	4.7%
Technology	22.9%	18.2%
Telecommunications	0.8%	1.5%
Utilities	0.0%	2.7%
Cash Equivalents & Other	12.1%	0.1%
	100.0%	100.0%

Fund Summary 37

Masters’ Select Smaller Companies Fund Stock Highlights

Heartland Payment Systems, HPY – Bill D’Alonzo

Small and midsize businesses don’t always grasp who receives the various fees they pay when they process credit- and debit-card payments. They do understand how those fees eat into their profits. A merchant-friendly processor with a transparent pricing strategy, Heartland offers smaller players the same high-level processing services major retailers enjoy.

NYSE-listed Heartland Payment Systems provides credit- and debit-card processing and payroll services to more than 110,000 small to midsize merchants in the U.S. The company facilitates the exchange of information and funds between merchants and cardholders’ financial institutions. Operating differently than competitors that peddle their services via independent sales organizations, Heartland has an internal nationwide direct sales force of 1,480 commissioned representatives.

March-quarter earnings grew 55 percent as processing volumes increased 21 percent to $11.2 billion. Revenues rose 20 percent. Heartland added a record 14,600 new merchants during the quarter, bringing its total merchant count to 144,000 and representing a 24 percent increase from the same period a year ago.

Heartland also benefits from a new processing infrastructure it recently rolled out. Roughly 70 percent of transactions are now running on this system, where costs are about one-third lower than transactions involving a third-party provider. Lower-cost, higher-margin transactions allow the company to be more price competitive and, as a result, begin courting larger, higher-volume merchants.

The Friess Associates team spoke with Chief Financial Officer Robert Baldwin about the success Heartland has enjoyed cross-selling its payroll services to new and existing clients. Other new service offering-related initiatives include remote check deposits and pre-paid card programs.

Heartland plans to double its number of sales professionals over the next five years in a bid to maintain its above-industry-average growth. Wall Street predicts the company will grow earnings 45 percent this year.

LodgeNet Entertainment – Jeffrey Bronchick and Thomas Kerr

One of our first additions to the Masters’ Select Smaller Companies Fund is LodgeNet Entertainment (LNET). LodgeNet provides interactive television and broadband solutions to hotels in the United States, Canada, and internationally. It provides on-demand movies, on-demand games, music and music videos, subscription sports programming and most recently, high-speed Internet access.

LodgeNet just merged with its largest competitor creating compelling cost saving opportunities and we estimate it now has nearly 80% market share in providing lodging companies with entertainment services. These are multi-year contracts with well defined return on invested capital (ROIC) metrics that generate predictable cash flow. While some feel that global digitization creates risk to their business model, we feel it is reasonably contained and can also be a positive as LodgeNet benefits from a declining cost curve for equipment and enhanced operating and marketing flexibility on a digital versus analog platform.

This is a multi-faceted story because of 1) the switch within hotels to digital movie systems from analog which provides lower operating costs and higher per-room revenues to LodgeNet, 2) the merger with its largest competitor offers multiple synergies and dominance in this industry, 3) rapid growth in offering comprehensive high-speed internet access to hotels, 4) incremental revenues from HD systems as they roll out in hotels, and 5) other potentially large growth areas such as hospitals or other travel facilities.

After some initial post-merger spending, free cash flow will resume its prior growth trajectory, offering equity holders value accretion through debt pay down in the near-term and enhanced distribution over the long-term. We value the company in the mid-$40’s using conservative discounted cash flow assumptions, and we think there is upside from new initiatives in non-lodging verticals as well as following its clients overseas. We are also very comfortable with management’s ability to execute as the team has been in place for almost 20 years, having built the company from its nascent stage.

Rosetta Resources, Inc. – Robert Rodriguez

The Energy sector is one of our largest sectors. We have invested primarily in oil service companies in the past, including onshore and offshore drilling companies and equipment manufacturers. One of our more recent acquisitions in the energy sector, Rosetta Resources, is different from these other companies. Rosetta is focused on natural gas exploration and production and uses our existing companies’ services to accomplish this.

What attracted us to Rosetta? First, it is a dominant California natural gas producer with a strong presence in Texas, giving it the ability to exploit large acreage. Its reserves are also very long-lived, which typically provides stability to cash flows. Rosetta was established to acquire the energy assets of Calpine Corporation, which is in bankruptcy. Calpine desperately needed liquidity to satisfy the demands of its creditors. The management team of Rosetta, led by its chief executive officer, Bill Berilgen, has a firm grasp of the Calpine assets since they were the ones who put them together for Calpine. Second, these assets have been underutilized and were not actively developed because of the liquidity constraints on Calpine. The Rosetta team has identified a large inventory of prospects that can be developed more rapidly under the management of an independent company with a strong balance sheet. Third, after extensive discussions with the management team, they agreed with us that a production price hedging strategy should not only be very profitable, but may also reduce commodity price risk to the company. The company’s strong production growth profile still leaves enough production unpriced to take advantage of potentially rising commodity prices while protecting the cash flows via hedges. Finally, because it is not well followed and because its core assets have been underutilized, we were able to purchase Rosetta for 6x current trailing after-tax cash flows before capital spending.

38 The Masters’ Select Funds Trust

Albany International Corp. (AIN) – Dick Weiss

Albany International Corporation is the world’s largest producer of custom-designed engineered fabrics and process belts, called paper machine clothing (PMC). These consumable fabrics are used to manufacture all grades of paper from lightweight paper to heavyweight containerboard. The three distinct segments that Albany International defines are: the PMC segment, the Applied Technologies segment, and Albany Door Systems segment. The PMC segment produces PMC fabrics that are essential to the papermaking process and are manufactured from monofilaments, multifilaments, and synthetic fiber materials. This segment generates the majority of Albany’s consolidated revenue. In its suite of emerging businesses, which is broadly Albany Technologies, Albany applies the technologies of paper machine clothing to the development of unique materials, primarily for the aerospace industry. Finally, the Albany Door System segment manufactures, sells, and services high-speed, high-performance industrial doors.

Demand for paper is forecasted to continue to grow over the next decade driven largely by increased consumption in developing regions of the world. Albany is well positioned to take advantage of this growth due to their technological advantages in the paper machine clothing segment, which have no formidable substitutes, and the high barriers to entry because of the capital intensity required to compete. Geographically, more than half of Albany’s revenue is derived from business outside of the United States. Not only does this lower Albany’s exposure to a potentially slowing U.S. economy but strong demand overseas and the translation of stronger currencies back to U.S. Dollars have also been beneficial.

The Applied Technologies segment serves as a key catalyst to faster growth and better performance. The rollout of new products will be a major focus of investor attention over the next few years. Of particular importance, Albany International’s non-woven materials have been chosen for the next generation of Snecma-GE aircraft engines. This win was extremely significant, as it opens a huge new market for Albany’s proprietary technology. Additional new market segments are likely to drive results for the next decade or more.

The second half of 2006 was a difficult period for the stock as irrational pricing from struggling competitors in the paper machine clothing business dragged down prices industry-wide and Albany International was forced to lower their premiums on PMC to protect market share. 2007, however, has been a different story as paper companies, which also had a difficult time in 2006, have benefited from stabilized paper pricing and are now driving up demand. Both the increased international demand in their primary markets and the potential growth of their other segments creates an attractive fundamental backdrop for Albany. We find the stock attractive at 16x next year’s earnings and a reasonable discount to our private market valuation.

Conceptus – Michael Malouf and Tucker Walsh

Conceptus (CPTS) is a manufacturer of innovative medical products in the area of women’s health. The primary product, ESSURE®, is a permanent birth control system that is currently being marketed worldwide. The Essure® procedure is a minimally invasive, non-incisional permanent sterilization procedure, which has innovated how doctors perform sterilizations throughout the world for women. In the US alone, this is a market opportunity where nearly 700,000 tubal ligations are performed annually.1

All companies selected by Copper Rock must meet three primary criteria: strong revenue growth of 15% or more, superior earnings growth north of 20%, and growth that is sustainable over the next 18 to 24 months. Conceptus (CPTS) continues to exhibit these qualities and has become one of the largest positions in the portfolio based on our analysis of the company and its positioning in the competitive landscape. There are several advantages to the Essure® product versus traditional invasive procedures that typically require surgery, general anesthesia, at least four to six days of recovery, and potential risks associated with any surgery. The Essure® procedure allows a patient to undergo the process in an outpatient setting with no incisions and no general anesthesia. Additionally, women can typically resume their routine activities within 1 to 2 days. Conceptus’ superior and lower-cost technology has created significant barriers to entry. Analysis has shown that while competitors do exist in the space, their capital equipment for sterilization procedures is cost prohibitive for doctors’ offices; trials have shown their procedures to be painful and may require sedation, thus limiting the ability to conduct outpatient procedures in doctors’ offices; and in one trial, the procedure was not completely effective. When coupled with the growth and success of its medical trials which to date have yielded zero pregnancies, Conceptus is very attractive.

In April of 2007, the company raised guidance for the 2nd quarter of 2007 with higher net sales as it continues to increase its sales territories and personnel, and begins to advertise in different channels like radio to increase patient awareness and physician acceptance. In addition, the first quarter sales rose 73% and net losses decreased 40% year over year despite this continued investment in sales and marketing2. The company attributes the continued success in sales to a higher adoption rate of the system throughout the world, such as in Europe, Australia, Canada, Mexico, Central and South America, and New Zealand. To further the adoption rate worldwide, the company has invested in rigorous training and certification programs for physicians and has invested in growing its sales representatives to push the product in the marketplace. Conceptus is on track to reach profitability by the end of 2007.3

[1]	Conceptus website, http://www.conceptus.com/

[2]	Conceptus website, first quarter 2007 results, April 30, 2007

[3]	Copper Rock Analyst research

The funds are not responsible for, nor can guarantee theaccuracy of, any information located on third-party website.

Fund Summary 39

One factor our analyst believes is not fully appreciated by Wall Street is the option that Conceptus holds for its international operations. Currently, Conceptus does not recognize revenue that is generated outside of the U.S. As a result, cash received is greater than reported revenue. Beginning in 2008, Conceptus can purchase its international operations and immediately have this revenue flow through the income statement. In addition to higher sales numbers, our analyst believes this accounting change will also likely lead to gross margins north of 80% and create significant incremental operating margin leverage. We believe there is also the possibility of price increases that will flow through to earnings per share.

Based on the success Conceptus has had in just the five years since it was founded, the company is still in the nascent stages of market penetration and client acceptance. We believe it is a classic example of a company that can continue to exhibit strong growth rates while constantly increasing margins as it becomes profitable and extends its presence to dominate this field of women’s health. We think it will provide substantial returns over time and ultimately deliver value to shareholders in tandem.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

40 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares		Value

COMMON STOCKS: 88.0%
Consumer Discretionary: 15.3%
80,300	Capella Education Co.*	$3,696,209
16,000	Career Education Corp.*	540,320
302,900	Charming Shoppes, Inc.*	3,280,407
80,000	Coinstar, Inc.*	2,518,400
298,400	Cox Radio, Inc. - Class A*	4,249,216
250,000	Cumulus Media, Inc.*	2,337,500
536,000	dELiA*s, Inc.*	4,089,680
204,100	Foot Locker, Inc.	4,449,380
67,300	Interpublic Group of Companuies, Inc.*	767,220
161,500	Jo-Ann Stores, Inc.*	4,591,445
150,000	Lodgenet Entertainment Corp.*	4,809,000
92,900	Rent-A-Center Inc.*	2,436,767
300,000	Triarc Companies, Inc.	4,710,000
100,600	Zumiez, Inc.*	3,800,668
		46,276,212
Consumer Staples: 3.4%
425,000	Central Garden and Pet Co.*	4,985,250
100,000	Ralcorp Holdings, Inc.*	5,345,000
		10,330,250
Energy: 12.9%
106,500	ATP Oil & Gas Corp.*	5,180,160
13,700	Atwood Oceanics, Inc.*	940,094
80,300	Hornbeck Offshore Services, Inc.*	3,112,428
238,000	Key Energy Services, Inc.*	4,410,140
75,000	Lufkin Industries, Inc.	4,841,250
80,800	National Oilwell Varco, Inc.*	8,422,592
167,800	Patterson-UTI Energy, Inc.	4,398,038
179,900	Rosetta Resources, Inc.*	3,875,046
93,300	Rowan Companies, Inc.	3,823,434
		39,003,182
Finance: 8.1%
28,159	Affiliated Managers Group, Inc.*	3,625,753
14,000	Alleghany Corp.*	5,691,000
400,000	Annaly Capital Management, Inc.	5,768,000
190,000	Capitalsource, Inc.	4,672,100
32,668	GFI Group, Inc.*	2,367,776
29,600	Janus Capital Group, Inc.	824,064
28,800	Mercury General Corp.	1,587,168
		24,535,861
Health Care, Pharmaceuticals & Biotechnology: 9.6%
176,200	AMN Healthcare Services, Inc.*	3,876,400
289,988	Conceptus, Inc.*	5,617,068
463,600	Draxis Health, Inc.*	2,744,512
245,000	Radiation Therapy Services, Inc.*	6,453,300
107,000	Respironics, Inc.*	4,557,130
238,400	Sun Healthcare Group, Inc.*	3,454,416
70,450	Theravance, Inc.*	2,254,400
		28,957,226
Industrials: 15.0%
36,300	ACCO Brands Corp.*	836,715
130,000	Albany International Corp.	5,257,200
149,144	BE Aerospace, Inc.*	6,159,647
160,300	Chart Industries, Inc.*	4,558,932
160,000	Force Protection, Inc.*	3,302,400
236,200	HUB Group, Inc.*	8,304,792
235,000	Interface, Inc.	4,432,100
177,000	Interline Brands, Inc.*	4,616,160
172,000	Taser International, Inc.*	2,401,120
114,900	Trinity Industries, Inc.	5,002,746
10,000	Triumph Group, Inc.	654,700
		45,526,512
Technology: 22.9%
620,000	Ariba, Inc.*	6,144,200
96,800	Avnet, Inc.*	3,837,152
81,753	Blackboard, Inc.*	3,443,437
286,000	C-Cor Net Corp.*	4,021,160
120,000	Dealertrack Holdings, Inc.*	4,420,800
270,000	Epicor Software Corp.*	4,014,900
150,000	Fair Isaac Corp.	6,018,000
220,000	Heartland Payment Systems, Inc.	6,452,600
36,300	Hewitt Associates, Inc. - Class A*	1,161,600
405,000	Magma Design Automation, Inc.*	5,686,200
139,800	Manhattan Associates, Inc.*	3,901,818
105,000	Novatel Wireless, Inc.*	2,732,100
313,200	Parametric Technology Corp.*	6,768,252
132,575	Tessera Technologies, Inc.*	5,375,916
103,470	Ultimate Software Group, Inc.*	2,993,387
165,500	X-Rite, Inc.	2,444,435
		69,415,957
Telecommunications: 0.8%
59,850	Cbeyond, Inc.*	2,304,823

TOTAL COMMON STOCKS (cost $216,536,021)		266,350,023

Schedule of Investments 41

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 11.2%
34,007,000	State Street Bank & Trust Co., 3.600%, 06/30/07, due 07/02/07 [collateral: $35,000,000, Federal Home Loan Bank, 3.750%, due 08/15/08, Fannie Mae, 3.250%, due 08/15/08, Federal Home Loan Bank, 4.375%, due 09/17/10, value $34,701,372] (proceeds $34,017,202)	$34,007,000

TOTAL SHORT-TERM INVESTMENTS (cost $34,007,000)		34,007,000

TOTAL INVESTMENTS IN SECURITIES (cost $250,543,021): 99.2%		300,357,023

Other Assets less Liabilities: 0.8%		2,492,451

Net Assets: 100%		$302,849,474

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

42 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Review

Masters’ Select Focused Opportunities gained 8.26% in the first half of 2007, which compares favorably to the 6.95% return for its benchmark, the S&P 500. The fund is now one year old and through 6/30/07 has gained 19.30% since its inception (6/30/06). While this is a high absolute return compared to historical stock market returns, it trails the 20.58% return for the S&P 500. One year is obviously too short of a time period to draw any conclusions about long-term performance. However, we can’t help but note that the fund’s performance in its first month of operation (July 2006) accounts for more than 100% of the fund’s since-inception performance shortfall versus its benchmark. In the subsequent eleven months, the fund outperformed the benchmark by 2.3 percentage points. In any event, given the fund’s highly concentrated portfolio and the broad investment opportunity set available to our sub-advisors (including mid-cap and foreign stocks), the fund’s performance relative to its benchmark in any given month, quarter or year is likely to be highly variable.

As we wrote in our initial shareholder letter for the Focused Opportunities Fund at the end of 2006, we expect the fund to look very different from its benchmark. That is a good thing, in our view. In order to significantly outperform a benchmark over the long term, a portfolio must be invested significantly different from the benchmark. But, as we have seen throughout the history of the Masters’ Select funds, this can (and will) lead to periods of underperformance relative to the benchmark. Therefore, it is critical that investors in this fund (and all of the Masters’ Select funds) have a long-term investment horizon and the patience and fortitude to ride out the inevitable shorter-term periods of underperformance. Our goal, and the focus of our sub-advisors, is to generate superior performance over multi-year periods.

Performance and Portfolio Commentary

In the first half of the year, two of the three sub-advisors outperformed their benchmarks. The individual manager returns ranged from 2.7% to 11.7% compared to the S&P 500’s gain of 7.0%. Over shorter time periods, we do not expect every manager to outperform his benchmark, but that is our (and their) long-run goal.

Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Blum/Burlingame	06/30/06	Russell 1000 Growth
Davis/Feinberg	06/30/06	S&P 500
Michael Embler	06/30/06	Russell 3000 Value

Sector and stock-picking impact: Given its highly concentrated portfolio, the long-term success of Masters’ Select Focused Opportunities will require skilled stock picking from its sub-advisors to an even greater degree than for the other Masters’ Select funds. Therefore, in our performance discussions we expect to focus on the value added or detracted at the individual stock level rather than on performance attribution based on sector exposures relative to the benchmark.

Indeed, stock selection drove the fund’s positive relative performance during the period. The top-performing stocks came from a variety of industries and countries. Orkla, a Norwegian company that sells branded consumer goods, aluminum and other specialty materials, was the top-performer, gaining 60%. Schlumberger, the global energy services provider, gained 34%. KT&G, the leading tobacco company in South Korea, rose 18%, and EOG Resources (oil and gas producer) was up 17%. All three of the fund’s managers were represented among these top four names. Likewise, each manager held one of the worst three performers for the period: Countrywide (down 9%), News Corp (down 8%) and Virgin Media (down 7%). All of the fund’s ten biggest gainers and four of the five worst-performing stocks remained in the portfolio at mid-year. There was one new addition to the portfolio (Fortis) and one liquidation (Svenska Handelsbanken) during this period.

See the table on page 45 for the portfolio leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Focused Opportunities for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: As we would expect, many of the fund’s sector allocations differ significantly from the S&P 500.

•	The fund remains over-allocated to the energy sector at 15% of assets versus 11% for the index. But the energy weighting has come down from 20% at the end of 2006.

•	The fund is also overweighted to financials (28% versus 21%) and technology (18% versus 16%).

•
The fund is significantly underweighted to health care, with no exposure versus a 12% weighting for the index. It also has a large underweight to telecom (0% versus 4%) and consumer discretionary (7% versus 10%)

•	Foreign stock exposure remains at 22% of the portfolio.

•	Large-cap domestic stocks account for 65% of the portfolio and mid-caps comprise 9%.

•	The portfolio held 21 stocks at mid-year.

Miscellaneous

Expenses1: The fund’s net expense ratio as of 6/30/2007 was 1.29% of average net assets. This is a decline of 11 basis points (0.11%) from the 1.40% net expense ratio at the end of 2006. Assets in the fund topped the $100 million market at mid-year. Should the asset base continue to grow we expect the fund’s expense ratio to decline further.

Fund Summary 43

In Closing

With its first year of operation completed, we remain very excited about the long-term prospects for Masters’ Select Focused Opportunities. We created this fund because we believe it has the potential to deliver strong long-run returns relative to large-cap stock benchmarks and peer groups. The fund’s managers remain very enthusiastic about the return potential of the names they own, even in light of the very strong performance of global stock markets over the past 12 months. Because they only need to find five to seven high-conviction ideas at any given time, we expect this should typically be the case. We are fortunate to have this talented and committed group of stock pickers as our partners executing the fund’s highly-concentrated yet flexible mandate.

As always, we thank you for your trust and confidence. We will work hard to continue to earn it.

Past performance is no guarantee of future results. Please refer to page 5 for standardized performance.and the risks associated with investing in the Masters Select Focused Opportunities Fund.

Please refer to pages 68 and 69 for index definitions and industry terms and definitions.

[1]
Through December 31, 2007, Litman/Gregory has contractually agreed to reimburse the Fund for any ordinary operating expense above 1.50% of the Fund’s average daily net assets. The Advisor reserves the right to be repaid by the Fund within three fiscal years, provided the Fund remains within the applicable expense limitation for the relevant fiscal year. The Advisor may not request or received reimbursement of such amounts before payment of the Fund’s operating expense for the current fiscal year.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

44 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Leaders and Laggards

For the Six Months Ended June 30, 2007

Focused Opportunities Fund by $ Gain (Loss)

Security	Gain (Loss)	% Change
Orkla ASA	1,533,070	59.7%
Schlumberger Ltd.	1,491,951	34.2%
Google, Inc.	834,630	13.6%
KT&G Corp.	806,034	18.3%
Conocophillips	720,049	10.2%
QUALCOMM, Inc.	559,991	13.1%
Salesforce.com, Inc.	532,480	9.0%
Weyerhaeuser Co.	491,383	11.4%
Tyco International Ltd.	440,170	11.5%
Altria Group, Inc.	399,549	6.8%
	7,809,307

Countrywide Financial Corp.	(502,711)	-9.1%
Virgin Media, Inc.	(320,533)	-6.6%
News Corp.	(222,538)	-7.9%
JPMorgan Chase & Co.	(131,054)	-3.3%
Svenska Handelsbanken Series A	(123,586)	-3.0%
	(1,300,422)

Focused Opportunities Fund by % Gain (Loss)

Security	Gain (Loss)	% Change
Orkla ASA	1,533,070	59.7%
Schlumberger Ltd.	1,491,951	34.2%
KT&G Corp.	806,034	18.3%
EOG Resources	261,468	17.2%
Google, Inc.	834,630	13.6%
QUALCOMM, Inc.	559,991	13.1%
Tyco International Ltd.	440,170	11.5%
Weyerhaeuser Co.	491,383	11.4%
Conocophillips	720,049	10.2%
Salesforce.com, Inc.	532,480	9.0%
	7,671,226

Countrywide Financial Corp.	(502,711)	-9.1%
Virgin Media, Inc.	(320,533)	-6.6%
News Corp.	(222,538)	-7.9%
JPMorgan Chase & Co.	(131,054)	-3.3%
Svenska Handelsbanken Series A	(123,586)	-3.0%
	(1,300,422)

Fund Summary 45

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Craig Blum and Stephen Burlingame	TCW Investment Management Company	33.33%	Mostly mid- and large-sized companies	Growth
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price
Michael Embler and Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Growth

Portfolio Composition

The fund holds 21 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

* Totals may not add up to 100% due to rounding.

By Sector
	Sector Allocation
	Fund	S&P 500 Index
Consumer Discretionary	7.1%	11.4%
Consumer Staples	10.2%	8.4%
Energy	15.2%	9.1%
Finance	28.2%	21.9%
Health Care & Pharmaceuticals	0.0%	12.5%
Industrials	7.5%	11.6%
Materials	4.3%	3.4%
Technology	18.1%	14.9%
Telecommunications	0.0%	3.1%
Utilities	4.7%	3.7%
Cash Equivalents & Other	4.7%	0.0%
	100.0%	100.0%

46 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Fortis – Michael Embler

Fortis is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 31.

QUALCOMM, Inc. (QCOM) – Craig Blum and Steve Burlingame

Qualcomm is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 14.

American Express – Christopher Davis and Kenneth Feinberg

American Express is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion appearing on page 14.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 47

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2007 (Unaudited)

Shares		Value

COMMON STOCKS: 95.3%
Consumer Discretionary: 7.1%
122,500	News Corp.	$2,598,225
186,920	Virgin Media, Inc.	4,555,240
		7,153,465
Consumer Staples: 10.2%
73,525	Altria Group, Inc.	5,157,044
72,511	KT&G Corp.	5,101,710
		10,258,754
Energy: 15.2%
97,700	Conocophillips	7,669,450
24,300	EOG Resources, Inc.	1,775,358
68,600	Schlumberger Ltd.	5,826,884
		15,271,692
Financials: 28.2%
95,000	American Express Co.	5,812,100
70,900	American International Group, Inc.	4,965,127
67,900	Commerce Bancorp, Inc.	2,511,621
129,400	Countrywide Financial Corp.	4,703,690
95,560	Fortis	4,073,436
79,100	JPMorgan Chase & Co.	3,832,395
104,200	The Progressive Corp.	2,493,506
		28,391,875
Industrials: 7.5%
172,900	Orkla ASA	3,284,535
125,800	Tyco International Ltd.*	4,250,782
		7,535,317
Materials: 4.3%
55,475	Weyerhaeuser Co.	4,378,642

Technology: 18.1%
13,350	Google, Inc.*	6,987,123
111,100	QUALCOMM, Inc.	4,820,629
151,100	Salesforce.com, Inc.*	6,476,146
		18,283,898
Utilities: 4.7%
44,711	RWE AG	4,774,714

TOTAL COMMON STOCKS
	(cost $85,157,788)	96,048,357

Principal Amount		Value

SHORT-TERM INVESTMENTS: 4.7%
4,775,000	State Street Bank & Trust Co., 8.410%, 06/30/07, due 07/02/07 [collateral: $5,520,000, Fannie Mae, 3.250%, due 08/15/08, Fannie Mae, 3.750, due 07/25/08, Federal Home Loan Bank, 4.810%, due 07/01/35, value $4,875,805] (proceeds $4,776,649)	$4,775,000

TOTAL SHORT-TERM INVESTMENTS
(cost $4,775,000)		4,775,000

TOTAL INVESTMENTS IN SECURITIES
(cost $89,932,788): 100.0%		100,823,357

Liabilities in Excess of Other Assets: 0.0%		(48,726

Net Assets: 100%		$100,774,631

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

48 The Masters’ Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/07)	Ending Account Value (06/30/07)	Expenses Paid During Period*(01/01/07 to 06/30/07)	Expense Ratio During Period*(01/01/07 to 06/30/07)

Masters’ Select Equity Fund Actual	$1,000.00	$1,097.50	$6.24	1.20%

Masters’ Select Equity Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Masters’ Select International Fund Actual	$1,000.00	$1,148.30	$5.54	1.04%

Masters’ Select International Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$5.21	1.04%

Masters’ Select Value Fund Actual	$1,000.00	$1,088.10	$6.21	1.20%

Masters’ Select Value Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Masters’ Select Smaller Companies Fund Actual	$1,000.00	$1,131.20	$6.92	1.31%

Masters’ Select Smaller Companies Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56	1.31%

Masters’ Select Focused Opportunities Fund Actual	$1,000.00	$1,082.60	$6.66	1.29%

Masters’ Select Focused Opportunities Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46	1.29%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples 49

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2007 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$562,297,947	$1,444,947,430	$284,142,334	$216,536,021	$85,157,788
Repurchase agreements at cost	15,504,000	113,952,000	9,326,000	34,007,000	4,775,000
Total investments at cost	$577,801,947	$1,558,899,430	$293,468,334	$250,543,021	$89,932,788
Investments in securities at value	$789,592,373	$1,830,094,508	$393,124,744	$266,350,023	$96,048,357
Repurchase agreements at value	15,504,000	113,952,000	9,326,000	34,007,000	4,775,000
Cash	75,483	3,030	30,284	2,181	5,279
Cash, denominated in foreign currency (cost of $25, $20,476,549, $167, $— and $36, respectively)	25	20,493,305	167	—	36
Receivables:
Securities sold	3,076,557	18,274,665	—	4,588,370	—
Dividends and interest	876,422	2,629,320	350,379	130,001	63,837
Fund shares sold	567,420	2,400,254	424,021	847,036	99,955
Foreign tax reclaim	—	978,372	20,181	—	11,607
Unrealized gain on forward exchange contracts	—	—	313,833	—	9,323
Prepaid expenses	30,029	60,732	23,412	24,651	16,656
Total assets	809,722,309	1,988,886,186	403,613,021	305,949,262	101,030,050

LIABILITIES
Payables:
Advisory fees	728,323	1,425,976	358,239	279,382	84,485
Trustee fees	7,751	132	490	560	48
Securities purchased	2,613,341	37,687,291	260,634	2,605,661	—
Fund shares redeemed	571,880	968,345	124,004	125,858	—
Foreign taxes withheld	—	42,897	—	—	—
Unrealized loss on forward exchange contracts	—	1,770,748	292,493	—	97,978
Accrued expenses	165,131	329,902	83,408	88,327	72,908
Total liabilities	4,086,426	42,225,291	1,119,268	3,099,788	255,419
NET ASSETS	$805,635,883	$1,946,660,895	$402,493,753	$302,849,474	$100,774,631
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	46,787,964	90,432,333	22,632,247	18,012,400	8,449,076
Net asset value, offering and redemption price per share	$17.22	$21.53	$17.78	$16.81	$11.93

COMPONENTS OF NET ASSETS
Paid in capital	$526,865,133	$1,330,733,183	$277,845,997	$230,053,847	$88,925,543
Undistributed net investment income (loss)	(954,234)	3,058,538	(110,610)	(692,807)	193,282
Accumulated net realized gain on investments and options	52,430,558	229,606,170	15,754,809	23,674,432	853,968
Net unrealized appreciation (depreciation) on:
Investments	227,294,426	385,147,078	108,982,410	49,814,002	10,890,569
Foreign currency	—	(1,884,074)	21,147	—	(88,731)
Net assets	$805,635,883	$1,946,660,895	$402,493,753	$302,849,474	$100,774,631

The accompanying notes are an integral part of these financial statements.

50 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2007 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $41,264, $2,323,610, $150,134, $— and $73,229, respectively)	$3,586,524	$22,227,795	$2,600,423	$626,776	$846,536
Interest	249,221	1,375,121	181,220	523,402	93,983
Total income	3,835,745	23,602,916	2,781,643	1,150,178	940,519
Expenses
Advisory fees	4,360,352	9,493,502	2,117,503	1,608,473	467,821
Administration fees	75,860	171,134	36,614	26,836	7,089
Custody fees	34,868	575,853	30,579	19,933	9,529
Transfer agent fees	138,130	202,369	49,465	66,872	12,081
Chief compliance officer fees	5,366	5,366	5,366	5,366	5,366
Fund accounting fees	40,563	36,840	31,784	35,315	24,041
Professional fees	42,785	57,184	28,361	29,526	19,904
Trustee fees	29,444	42,528	21,182	19,149	13,656
Registration expense	13,181	12,246	17,055	17,226	14,355
Insurance expense	11,318	22,214	5,054	3,711	1,339
Reports to shareholders	41,616	79,091	20,285	16,517	3,080
Miscellaneous	19,440	27,552	3,256	5,834	2,990
Total expenses	4,812,923	10,725,879	2,366,504	1,854,758	581,251
Less: fees waived	(18,883)	(1,362,919)	(48,518)	(10,804)	(34,025)
Less: expenses paid indirectly	(4,061)	(2,429)	(199)	(969)	(291)
Net expenses	4,789,979	9,360,531	2,317,787	1,842,985	546,935
Net investment income (loss)	(954,234)	14,242,385	463,856	(692,807)	393,584
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	45,783,635	195,884,112	14,949,706	21,504,083	574,989
Foreign currency transactions	1,289	(729,246)	(10,136)	—	(76,456)
Net realized gain	45,784,924	195,154,866	14,939,570	21,504,083	498,533
Net unrealized appreciation (depreciation) on:
Investments	30,005,720	44,883,698	17,430,465	14,249,211	6,049,034
Foreign currency translations	—	(2,171,205)	(175,224)	—	(118,630)
Net unrealized appreciation:	30,005,720	42,712,493	17,255,241	14,249,211	5,930,404
Net realized and unrealized gain on investments and foreign currency	75,790,644	237,867,359	32,194,811	35,753,294	6,428,937
Net increase in net assets resulting from operations	$74,836,410	$252,109,744	$32,658,667	$35,060,487	$6,822,521

The accompanying notes are an integral part of these financial statements.

Statements of Operations 51

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2007#	Year Ended December 31, 2006	Six Months Ended June 30, 2007#	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(954,234)	$(723,904)	$14,242,385	$26,903,327
Net realized gain on investments and foreign currency	45,784,924	62,026,619	195,154,866	159,420,935
Net unrealized appreciation on investments and foreign currency	30,005,720	13,903,538	42,712,493	153,643,406
Net increase in net assets resulting from operations	74,836,410	75,206,253	252,109,744	339,967,668
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(33,725,178)
From net realized gain	—	(51,936,141)	—	(196,379,185)
Total distributions	—	(51,936,141)	—	(230,104,363)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,521,346	83,425,309	155,037,538	252,997,184
Reinvested distributions	—	50,607,837	—	193,640,910
Redemption fee proceeds	17,028	38,098	54,021	146,525
Payment for shares redeemed	(160,436,661)	(186,217,664)	(187,336,877)	(259,015,177)
Net increase (decrease) in net assets from capital share transactions	(132,898,287)	(52,146,420)	(32,245,318)	187,769,442
Total increase (decrease) in net assets	(58,061,877)	(28,876,308)	219,864,426	297,632,747
NET ASSETS
Beginning of period	863,697,760	892,574,068	1,726,796,469	1,429,163,722
End of period	$805,635,883	$863,697,760	$1,946,660,895	$1,726,796,469
Accumulated net investment income (loss)	$(954,234)	$—	$3,058,538	$(11,183,847)
CAPITAL TRANSACTIONS IN SHARES:
Sold	1,695,675	5,386,586	7,723,418	13,427,863
Reinvested distributions	—	3,211,102	—	10,633,629
Redeemed	(9,971,824)	(12,088,077)	(9,437,199)	(13,654,836)
Net increase (decrease) from capital share transactions	(8,276,149)	(3,490,389)	(1,713,781)	10,406,656

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

52 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2007#	Year Ended December 31, 2006	Six Months Ended June 30, 2007#	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$463,856	$1,707,343	$(692,807)	$(1,648,926)
Net realized gain on investments and foreign currency	14,939,570	7,414,850	21,504,083	13,694,890
Net unrealized appreciation on investments and foreign currency	17,255,241	44,433,254	14,249,211	12,535,442
Net increase in net assets resulting from operations	32,658,667	53,555,447	35,060,487	24,581,406
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(904,026)	—	—
From net realized gain	—	(14,392,152)	—	(10,775,552)
Total distributions	—	(15,296,178)	—	(10,775,552)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,411,573	54,133,929	38,115,195	66,840,935
Reinvested distributions	—	15,046,070	—	10,582,591
Redemption fee proceeds	15,391	36,192	29,788	53,886
Payment for shares redeemed	(26,610,129)	(78,683,144)	(39,271,506)	(95,646,437)
Net increase (decrease) in net assets from capital share transactions	2,816,835	(9,466,953)	(1,126,523)	(18,169,025)
Total increase (decrease) in net assets	35,475,502	28,792,316	33,933,964	(4,363,171)
NET ASSETS
Beginning of period	367,018,251	338,225,935	268,915,510	273,278,681
End of period	$402,493,753	$367,018,251	$302,849,474	$268,915,510
Accumulated net investment loss	$(110,610)	$(574,466)	$(692,807)	$—
CAPITAL TRANSACTIONS IN SHARES:
Sold	1,720,823	3,555,206	2,434,032	4,492,247
Reinvested distributions	—	924,209	—	698,982
Redeemed	(1,550,280)	(5,184,228)	(2,515,897)	(6,484,177)
Net increase (decrease) from capital share transactions	170,543	(704,813)	(81,865)	(1,292,948)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 53

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Six Months Ended June 30, 2007#	June 30, 2006* through December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$393,584	$(3,725)
Net realized gain on investments and foreign currency	498,533	158,857
Net unrealized appreciation on investments and foreign currency	5,930,404	4,871,435
Net increase in net assets resulting from operations	6,822,521	5,026,567
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	37,544,318	52,346,838
Reinvested distributions	—	—
Redemption fee proceeds	4,233	169
Payment for shares redeemed	(833,100)	(136,915)
Net increase in net assets from capital share transactions	36,715,451	52,210,092
Total increase in net assets	43,537,972	57,236,659
NET ASSETS
Beginning of period	57,236,659	—
End of period	$100,774,631	$57,236,659
Accumulated net investment income (loss)	$193,282	$(200,302)
CAPITAL TRANSACTIONS IN SHARES:
Sold	3,327,919	5,206,936
Reinvested distributions	—	—
Redeemed	(73,241)	(12,538)
Net increase from capital share transactions	3,254,678	5,194,398

#	Unaudited.
*	Inception date.

The accompanying notes are an integral part of these financial statements.

54 The Masters’ Select Funds Trust

Masters’ Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2007#		2006	2005	2004	2003	2002
Net asset value, beginning of period	$15.69		$15.24	$15.26	$13.44	$10.19	$12.59
Income from investment operations:
Net investment loss	(0.02)		(0.01)	(0.02)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.55		1.44	0.75	1.88	3.29	(2.37)
Total income (loss) from investment operations	1.53		1.43	0.73	1.82	3.25	(2.40)
Less distributions:
From net realized gain	—		(0.98)	(0.75)	—	—	—
Total distributions	—		(0.98)	(0.75)	—	—	—
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$17.22		$15.69	$15.24	$15.26	$13.44	$10.19
Total return	9.75	%+	9.34%	4.96%	13.54%	31.89%	(19.06)%
Ratios/supplemental data:
Net assets, end of period (millions)	$805.6		$863.7	$892.6	$855.3	$609.9	$431.2
Ratio of total expenses to average net assets:
Before fees waived	1.21	%*	1.19%	1.19%	1.22%	1.25%	1.27%
After fees waived	1.20	%*	1.18%	1.19%	1.22%	1.23%	1.25%
Ratio of net investment loss to average net assets:	(0.24	)%*	(0.08)%	(0.14)%	(0.46)%	(0.39)%	(0.30)%
Portfolio turnover rate	12.34	%+	38.39%	46.05%	39.34%	84.28%	93.76%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 55

Masters’ Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2007#		2006	2005	2004	2003	2002
Net asset value, beginning of period	$18.74		$17.48	$16.88	$14.83	$10.70	$12.53
Income from investment operations:
Net investment income	0.16		0.34	0.17	0.10	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.63		3.71	3.64	2.01	4.09	(1.85)
Total income (loss) from investment operations	2.79		4.05	3.81	2.11	4.16	(1.80)
Less distributions:
From net investment income	—		(0.41)	(0.29)	(0.07)	(0.03)	(0.03)
From net realized gain	—		(2.38)	(2.92)	—	—	—
Return of capital	—		—	—	—	—	— ^
Total distributions	—		(2.79)	(3.21)	(0.07)	(0.03)	(0.03)
Redemption fee proceeds	—	^	— ^	— ^	0.01	— ^	— ^
Net asset value, end of period	$21.53		$18.74	$17.48	$16.88	$14.83	$10.70
Total return	14.89	%+**	23.61%	23.78%	14.30%	38.86%	(14.34)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,946.7		$1,726.8	$1,429.1	$1,137.7	$733.5	$336.0
Ratio of total expenses to average net assets:
Before fees waived	1.19	%*	1.21%	1.24%	1.28%	1.30%	1.32%
After fees waived	1.04	%*	1.06%	1.08%	1.09%	1.10%	1.13%
Ratio of net investment income to average net assets:	1.58	%*	1.68%	1.17%	0.76%	0.69%	0.47%
Portfolio turnover rate	33.84	%+	98.03%	160.12%	87.88%	110.19%	141.07%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
**
Financial Statements including the financial highlights are prepared in conformity with accounting principles generally accepted in the United States of America. Certain adjustments have been made that have caused a change in net asset value for financial reporting purposes and therefore, the returns in these financial highlights do not match the returns in the performance table on page 5.

The accompanying notes are an integral part of these financial statements.

56 The Masters’ Select Funds Trust

Masters’ Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.
	Six Months Ended June 30,		Year Ended December 31,
	2007#		2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.34		$14.60	$14.90	$12.99	$9.82	$11.43
Income from investment operations:
Net investment income	0.02		0.08	0.05	0.02	0.04	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.42		2.36	0.55	1.89	3.13	(1.67)
Total income (loss) from investment operations	1.44		2.44	0.60	1.91	3.17	(1.61)
Less distributions:
From net investment income	—		(0.04)	(0.06)	—	—	—
From net realized gain	—		(0.66)	(0.84)	—	—	—
Total distributions	—		(0.70)	(0.90)	—	—	—
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$17.78		$16.34	$14.60	$14.90	$12.99	$9.82
Total return	8.81	%+	16.77%	4.13%	14.70%	32.28%	(14.09)%
Ratios/supplemental data:
Net assets, end of period (millions)	$402.5		$367.0	$338.2	$306.5	$181.0	$137.9
Ratio of total expenses to average net assets:
Before fees waived	1.23	%*	1.24%	1.24%	1.25%	1.30%	1.31%
After fees waived	1.20	%*	1.21%	1.21%	1.23%	1.28%	1.29%
Ratio of net investment income to average net assets:	0.24	%*	0.49%	0.26%	0.20%	0.35%	0.55%
Portfolio turnover rate	6.80	%+	31.00%	30.21%	29.14%	21.54%	54.08%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 57

Masters’ Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.
	Six Months Ended June 30,		Year Ended December 31,			Period Ended** December 31,
	2007#		2006	2005	2004	2003
Net asset value, beginning of period	$14.86		$14.10	$13.84	$11.79	$10.00
Income from investment operations:
Net investment loss	(0.04)		(0.09)	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain on investments	1.99		1.47	0.80	2.56	1.98
Total income from investment operations	1.95		1.38	0.73	2.48	1.92
Less distributions:
From net realized gain	—		(0.62)	(0.47)	(0.43)	(0.13)
Total distributions	—		(0.62)	(0.47)	(0.43)	(0.13)
Redemption fee proceeds	—	^	— ^	— ^	— ^	—	^
Net asset value, end of period	$16.81		$14.86	$14.10	$13.84	$11.79
Total return	13.12	%+	9.67%	5.29%	21.01%	19.17	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$302.8		$268.9	$273.2	$162.6	$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.31	%*	1.32%	1.33%	1.43%	1.67	%*
After fees waived	1.31	%*	1.31%	1.30%	1.40%	1.65	%*
Ratio of net investment loss to average net assets:	(0.49	)%*	(0.56)%	(0.64)%	(1.07)%	(1.33	)%*
Portfolio turnover rate	70.39	%+	102.72%	118.76%	148.81%	43.49	%+

#	Unaudited.
*	Annualized
+	Not annualized.
^	Amount represents less than $0.01 per share.
**	Commenced operations on June 30, 2003.

The accompanying notes are an integral part of these financial statements.

58 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30, 2007#		Period Ended** December 31, 2006
Net asset value, beginning of period	$11.02		$10.00
Income from investment operations:
Net investment gain	0.06		—
Net realized and unrealized gain on investments and foreign currency	0.85		1.02
Total income from investment operations	0.91		1.02
Less distributions:
From net realized gain	—		—
Total distributions	—		—
Redemption fee proceeds	—	^	—	^
Net asset value, end of period	$11.93		$11.02
Total return	8.26	%+	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$100.8		$57.2
Ratio of total expenses to average net assets:
Before fees waived	1.37	%*	1.63	%*
After fees waived	1.29	%*	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.93	%*	(0.02	)%*
Portfolio turnover rate	7.30	%+	7.12	%+

#	Unaudited.
*	Annualized
+	Not annualized.
^	Amount represents less than $0.01 per share.
**	Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers.

The Masters’ Select International Fund is closed to most new investors.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchange is open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Investment Manager that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other mutual funds are valued at their respective net asset values as determined by those funds in accordance with Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

60 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2007, there were no restricted securities held by the Funds.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the Forward Contracts held by each Fund, please refer to Note 6.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Notes to Financial Statements 61

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Risks Of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. As of June 30, 2007, there were no options held by the Funds.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributable to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or another appropriate method.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

62 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through December 31, 2007, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund and 1.08% of the average daily net assets of the Value Fund. The Advisor has contractually agreed to limit the operating expenses of the Masters’ Select Focused Opportunitites Fund to 1.50% of the Fund’s average daily net assets through December 31, 2007. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2007, the total amount waived, contractual and voluntary, was $18,883, $1,362,919, $48,518, $10,804 and $34,025 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds will reimburse the Advisor $54,000 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2007 of $432 and $44,411 for the Masters’ Select Equity Fund and the Masters’ Select International Fund, respectively.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $64,000 per year.

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2007, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$ 98,123,390	$189,571,233
International Fund	697,131,487	586,766,598
Value Fund	38,862,429	25,588,007
Smaller Companies Fund	184,163,617	181,257,873
Focused Opportunities Fund	40,616,141	5,883,351

Notes to Financial Statements 63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 5 – Income Taxes and Distributions to Shareholders

As of December 31, 2006, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportnities Fund
Cost of investments for tax purposes	$668,405,353	$1,399,106,599	$275,708,620	$233,457,313	$52,654,129

Gross tax unrealized appreciation	$221,806,272	$348,961,769	$96,918,143	$41,886,207	$5,136,762
Gross tax unrealized depreciation	(27,035,130)	(25,516,034)	(5,976,276)	(7,238,451)	(337,256)
Net tax unrealized appreciation on investments	194,771,142	323,445,735	90,941,867	34,647,756	4,799,506
Net tax unrealized appreciation on forward contracts and foreign-currency	—	—	196,371	—	29,899
Net tax unrealized appreciation	$194,771,142	$323,445,735	$91,138,238	$34,647,756	$4,829,405
Undistributed ordinary income	$3,238,078	$40,414,636	$—	$727,878	$367,565
Undistributed long-term gain (capital loss carryforward)	$5,925,120	$—	$1,228,946	$2,359,505	$—
Post October Currency Losses	$—	$(42,403)	$(378,095)	$—	$(170,404)

The Funds may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. This may reduce the distributable earnings shown above.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Funds’ previous fiscal year end.

The tax components of dividends (other than return of capital dividends for the year ended December 31, 2006 and six months ended June 30, 2007 were as follows:

	Six months ended June 30, 2007		2006
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$12,654,791	$39,281,350
International Fund	—	—	113,424,155	116,680,208
Value Fund	—	—	4,419,758	10,876,420
Smaller Companies Fund	—	—	3,539,554	7,235,998
Focused Opportunities Fund	—	—	—	—

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and net losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Note 6 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

64 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2007, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
None

Contracts to Sell
6,900,000	British Pound Sterling	U.S.	$13,463,694	07/05/2007	$ (378,351)
7,120,000	British Pound Sterling		13,944,378	07/18/2007	(336,570)
6,780,000	British Pound Sterling		13,456,266	07/25/2007	(141,477)
15,110,000	British Pound Sterling		29,777,579	10/05/2007	(492,150)
11,530,000	British Pound Sterling		23,075,566	10/19/2007	(15,649)
4,555,000	British Pound Sterling		8,955,813	11/23/2007	(159,876)
1,800,000,000	Philippine Peso		38,560,411	12/18/2007	(250,225)

Net unrealized loss on forward contracts					$(1,774,298)

Masters’ Select Value Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
56,150,000	Norwegian Krone	U.S.	$ 9,288,668	07/09/2007	$ 237,053

Contracts to Sell
6,000,000	Swiss Franc	U.S.	$ 4,982,147	07/09/2007	76,780
12,374,428	Euro		16,715,006	08/27/2007	(48,733)
3,925,000	British Pound Sterling		7,815,853	07/10/2007	(57,547)
656,040,000	Japanese Yen		5,368,576	09/19/2007	(3,904)
4,385,570,000	South Korean Won		4,700,000	09/27/2007	(59,223)
56,150,000	Norwegian Krone		9,402,635	07/09/2007	(123,086)
					(215,713)
Net unrealized gain on forward contracts					$ 21,340

Masters’ Select Focused Opportunities Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
2,497,421	Norwegian Krone	U.S.	$ 414,358	07/09/2007	$ 9,323

Contracts to Sell
5,449,874	Euro	U.S.	$ 7,361,526	08/27/2007	(21,463)
361,297	Euro		483,787	08/27/2007	(5,665)
2,146,130,000	South Korean Won		2,300,000	09/27/2007	(28,981)
19,100,000	Norwegian Krone		3,198,403	07/09/2007	(41,869)
					(97,978)
Net unrealized loss on forward contracts					$ (88,655)

The Masters’ Select Equity Fund and the Masters’ Select Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2007.

Notes to Financial Statements 65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Line of Credit

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the six months ended June 30, 2007.

Note 8 – Accounting Pronouncements

In December, 2005, the Financial Accounting Standards Board (“FASB”) released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

66 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information 67

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Index

The Lipper Multi-Cap Core Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Index

The Lipper Multi-Cap Value Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Index

The Lipper Small-Cap Core Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup PMI Global (ex US) Index

S&P Citigroup PMI Global (ex US) index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

S&P 500 Index

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly

68 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One Basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Industry Terms and Definitions 69

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1)Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date   August 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 22, 2007

By (Signature and Title)*  /s/ John Coughlan
John Coughlan, Treasurer

Date August 22, 2007

* Print the name and title of each signing officer under his or her signature.